                                                                   EXHIBIT 10.40

                         OPTION CONTRACT AND AGREEMENT

THIS OPTION CONTRACT AND AGREEMENT (this "Agreement") is entered into between and among:

         1. Casa Ole of Beaumont, Inc., a Texas general business corporation (referred to herein as "Seller");

         2. Thomas L. Harken, Melba J. Harken and Victor M. Gonzalez (herein referred to collectively as "Shareholders"); and

         3. Casa Ole Restaurants, Inc., a Texas general business corporation (referred to herein as "Purchaser").

All of the Shareholders of Seller are referred to as Seller's owners. Seller, Shareholders and Purchaser are sometimes collectively referred to as the "Parties" or individually as a "Party".

                              W I T N E S S E T H:

         Section 1. OPTION AND CONTRACT.

         The options granted pursuant to this Agreement are granted in consideration of $250,000 to be released to Seller pursuant to a certain escrow agreement funded for the benefit of Purchaser.

         Subject to and in accordance with all of the provisions of this Agreement, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller hereby grants to Purchaser an option to purchase (herein referred to as the "FIRST OPTION") from Seller all of the property and assets of Seller that are a part of, comprise and include the two Casa Ole restaurants owned by Seller located in Silsbee, Texas and Jasper, Texas, generally referred to by Seller as Numbers 42 and 43 (herein referred to as the "Restaurants"), and including all of the Seller's furniture and fixtures, equipment, inventory, and other assets located within the Restaurants, all as more particularly described in Exhibit "A" attached hereto and incorporated herein by reference (herein referred to as the "Property"), except that the Property shall not include any of the Excluded Assets defined below. The Property shall not include (i) any of Seller's existing bank accounts or cash, (ii) the land and buildings on or in which any of the Restaurants are located, (iii) any of the equipment or property of Seller located at 8050 Eastex Freeway, Beaumont, Texas, and (iv) the cash registers located in any of the Restaurants (herein collectively referred to as the "Excluded Assets").

         The FIRST OPTION may be exercised by Purchaser one time only and only during the month of July, 1997, with the closing of the sale to occur during the month of October, 1997. If the FIRST OPTION is not exercised during the month of July 1997, it shall automatically expire and all rights of the parties under this Agreement shall terminate and Purchaser shall have no further rights to acquire any of Seller's restaurants. Purchaser must give Seller written notice during the month of July, 1997, of the exercise of the FIRST OPTION. Upon the exercise of the FIRST OPTION, the parties shall proceed to complete the sale of the Property pursuant to the terms and conditions of this Agreement, and the closing of such sale shall take place during the month of October, 1997.
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         The FIRST OPTION and the Purchaser's rights under this Agreement may not be assigned, sold or transferred to any other person or entity without the Seller's prior written consent, other than to any wholly-owned subsidiary or subsidiaries of Purchaser but only if Purchaser guarantees the obligations of the assignee.

         Section 2. PURCHASE PRICE.

         (a) Purchase Price. The price and total consideration (the "Purchase Price") for which Seller agrees to sell the Property to Purchaser and which Purchaser agrees to pay to Seller shall be an amount equal to five times the Seller's annual "Net Earnings" (as defined herein) realized by Seller from the operation of the Restaurants during the period from July 1, 1996, through June 30, 1997. For purposes hereof, Net Earnings shall be defined as the income/loss from operations realized and reported by Seller for each of the Restaurants on its internally generated financial statements for the period July 1, 1996, through June 30, 1997, plus there shall be added to such amount the following additional amounts reflected in Seller's financial statements: depreciation and amortization expenses, administrative fees, interest expense, franchise taxes, legal expenses, repairs and maintenance expenses in excess of three percent of the gross sales, income realized by the Big Thicket Social Club, Inc. with respect to the Restaurants during the same twelve month period, and any other nonreoccurring and extraordinary expenses. In addition, the Purchase Price shall be reduced by a rent calculation factor based on the rental to be paid by Purchaser under the Leases to be entered into pursuant to Section 4 below, and such reduction shall be calculated for each restaurant as set forth in paragraphs (b) and (c) below.

         (b) Silsbee Restaurant. The amount of reduction in the Purchase Price shall be calculated for the Silsbee Restaurant as follows:

         $78,000 annual base rent
         + 5% of gross sales in excess of $1,560,000 for the period of 7-1-96 through 6-30-97
         ---------------------------
         = Rent amount
         x  8
         ---------------------------
         = Reduction in purchase price amount

         (c) Jasper Restaurant. The amount of reduction in the Purchase Price shall be calculated for the Jasper Restaurant as follows:

         $30,600 annual base rent
         + 5% of gross sales in excess of $1,320,000 for the period of 7-1-96 through 6-30-97
         ---------------------------
         = Rent amount
         x  8
         ---------------------------
         = Reduction in purchase price amount

         (d) Examples. By way of example only, attached hereto as Exhibit "B" and incorporated herein by reference is a calculation of the Purchase Price for each of the Jasper and Silsbee Restaurants, including the reduction for rent as provided above, assuming a closing in October of 1996 and using the Net Earnings for such restaurants during the period from July 1, 1995 through June 30, 1996.

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         (e) Liabilities Excluded. The Purchase Price set forth above shall be the total consideration paid by Purchaser to Seller and Shareholders and under no circumstances shall Purchaser assume, pay, perform or discharge any of the debts, liabilities, obligations and accounts payable (collectively referred to as the "Liabilities") of Seller relating to the Property, except as expressly provided herein.

         (f) Payment at Closing. Upon the closing of this transaction, the full amount of the Purchase Price shall be paid in cash to Seller as provided herein.

         Section 3. SECOND OPTION.

         As additional consideration for the closing of this transaction, and conditioned upon the closing of the sale of the first two restaurants taking place, Seller hereby grants Purchaser a second option (herein referred to as the "SECOND OPTION") to acquire all but not less than all of the following four restaurants owned by Seller:

                 Port Arthur, Texas No. 12
                 Port Arthur, Texas No. 19
                 Orange, Texas  No. 27
                 Vidor, Texas  No. 47.

The SECOND OPTION may be exercised one time only during the month of July, 1998, with the closing of the sale to occur during the month of October, 1998. If the SECOND OPTION is not exercised during the month of July, 1998, it shall automatically expire and Purchaser shall have no further rights to acquire any of Seller's other restaurants. Purchaser must give Seller written notice during the month of July, 1998, of the exercise of the SECOND OPTION and the closing of the sale of the restaurants covered by such notice shall take place on a date mutually acceptable to Seller and Purchaser during the month of October, 1998, but in no event later than October 31, 1998. The terms of the acquisition of each restaurant shall be on the same terms and conditions as the sale of the Restaurants under this Agreement, and for this purpose the purchase price for each restaurant will be determined based on the Net Earnings for the period July 1, 1997, through June 30, 1998, and calculated in the same manner as provided in Section 2 of this Agreement and as provided below for the Vidor Restaurant. For this purpose, with respect to calculating the reduction in the Purchase Price for the rent calculation factor, the formula and base rent stated in Section 2(b) for the Silsbee Restaurant will be used for the Port Arthur Restaurant (No. 12) and the Orange Restaurant (No. 27). With respect to the Vidor Restaurant, in calculating the Purchase Price for the Vidor Restaurant, there shall be added to the Net Earnings of such restaurant the amount of rental paid under the land lease for the Vidor Restaurant to Harken Real Estate Company for the period July 1, 1997 through June 30, 1998; and the reduction in the Purchase Price for the rent calculation factor with respect to the Vidor Restaurant shall be calculated as follows:

      $30,600 annual base building lease rent paid to Casa Ole of Beaumont, Inc.
  +   $35,400 annual base land lease rent paid to Harken Real Estate Company
  +   5% of gross sales in excess of $1,320,000 for the period 7-1-98 through
         6-30-98
  ---------------------------

          =      Rent Amount
          x      8
         ---------------------------

          =      Reduction in Purchase Price Amount for the Vidor Restaurant

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There will be no reduction in the purchase price relating to the Port Arthur
Restaurant (No. 19 - Central Mall location).

         The SECOND OPTION and Purchaser's rights thereunder may not be assigned, sold or transferred to any other person or entity without Seller's prior written consent, other than to any wholly-owned subsidiary or subsidiaries of Purchaser but only if Purchaser guarantees the obligations of the assignee.

         Section 4. LEASES.

         (a) The Parties acknowledge that the Restaurant located in Jasper, Texas is on land leased by Seller from Harken Real Estate Company, Inc., and the Restaurant located in Silsbee, Texas, is on land owned by Seller. All of the buildings of each Restaurant are owned by Seller. Title to the Jasper restaurant building reverts to the landowner upon expiration of the lease. As provided in Section 2, the land and buildings of each Restaurant are not included as part of the Property and are not being sold hereunder to Purchaser. At closing, Purchaser agrees to enter into the following leases:

                 i. A Land & Building Lease for the Silsbee Restaurant in substantially the form attached hereto as Exhibit "C" and incorporated herein by reference (the "Silsbee Land & Building Lease"). The rent payable under the Silsbee Land & Building Lease will be equal to a base rent of $6,500 per month, plus percentage rent of 5% of annual gross sales in excess of $1,560,000. The base rent will be increased as provided in the lease.

                 ii. A Building Lease for the building relating to the Jasper
                     Restaurant in substantially the form attached hereto as Exhibit "D" and incorporated herein by reference (the "Jasper Building Lease"), and a Land Lease for the land on which the Jasper Restaurant is located in substantially the form attached hereto as Exhibit "E" and incorporated herein by reference (the "Jasper Land Lease"). The rent payable under the Jasper Building Lease will be equal to base rent of $2,550.00 per month, increased as provided in the lease and with no percentage rent. The rent payable under the Jasper Land Lease will be equal to base rent of $2,950.00 per month, increased as provided in the Lease, plus percentage rent of 5% of annual gross sales in excess of $1,320,000.

Each lease shall be for an initial term of fifteen (15) years, with three options to renew in favor of Purchaser for an additional five (5) years during each renewal term, and with a rental payable by Purchaser in accordance with the terms stated in the form of leases attached hereto.

         (b) The parties further acknowledge that the Property shall not include any of the cash registers located in the Restaurants and that the Cash Registers are leased by Seller from Tom and Melba Harken. At closing, Seller agrees to assign to Purchaser and Purchaser agrees to assume the leases for the cash registers.

         (c) If Purchaser exercises the SECOND OPTION, then at closing Purchaser shall enter into the appropriate leases for the restaurants covered by the SECOND OPTION, which leases shall be on substantially the same terms as contained and referenced in Section 4(a) above, and shall include the following: a Land & Building Lease for Restaurant No. 12 (Twin City Highway), a Land & Building Lease for Restaurant No. 27 (Orange), a Building Lease and a Land Lease for Restaurant No. 47 (Vidor). With respect to Restaurant No. 19 (Central Mall), Seller has no interest

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in the land and building and Seller's lease with the landlord will be assigned and assumed by Purchaser at closing.

         Section 5. CONDITION OF THE BUSINESS AND PROPERTY; LIMITED WARRANTY.

         (a) The term "Condition of the Business and Property" means and includes all facts and circumstances about the Property, including without limitation:

                 (i) The quality, nature and adequacy of the physical condition of the Property, including without limitation the mechanical and operating condition of the Property;

                 (ii) The merchantability, fitness, suitability and adequacy of the Property for any particular use or purpose;

                 (iii) The development potential, economic feasibility, cash flow, earnings and profits and expenses of or related to the Property being purchased hereunder; and

                 (iv) Any and all other aspects relating to the Property, including without limitation, the risks associated with this transaction, the competition with businesses competing with the Property, the number of customers and clients of Seller's business and all other matters relating to or concerning the Seller's business or the Property.

         (b) Other than the express limited warranties made in Section 9 hereof, Seller and Purchaser hereby agree that Seller and Shareholders make no representations or warranties whatsoever, express or implied, with respect to Seller's business, the Property or the Condition of the Business and the Property. Purchaser further represents and warrants that Purchaser has already independently inspected or caused to be inspected on Purchaser's behalf Seller's business, the Property and every aspect of the Condition of the Business and the Property and Purchaser has not entered into this Agreement based upon any representation, warranty, agreement, statement or expression of opinion by Seller or by any person or entity acting or allegedly acting for or on behalf of Seller as to Seller's business, the Property or the Condition of the Business and the Property. Purchaser agrees that Seller's business and the Property will be sold and conveyed to and accepted by Purchaser at the closing in its then present condition, AS IS, WHERE IS, WITH ALL FAULTS AND WITHOUT REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, other than the limited special warranty of title to be included in the Bill of Sale (hereafter defined). Nothing herein will limit the indemnity afforded by Seller and Seller's owners, however. Further, Purchaser represents and warrants to Seller and Shareholders that Purchaser has knowledge and expertise in financial and business matters that enable Purchaser to evaluate the merits and risks of the transaction contemplated by this Agreement and that Purchaser is not in a significantly disparate bargaining position. The provisions of this Section 5(b) shall survive the closing or a termination of this Agreement.

         Section 6. RESTRICTIVE COVENANT NOT TO COMPETE.

         In consideration for this transaction and the benefits to be realized by Shareholders, Seller and Shareholders hereby agree, individually and jointly, that neither of them shall in any manner own, operate, lease, invest in or have any interest in any Mexican food restaurant that is located within the City limits of Lumberton, Texas, nor any Mexican food restaurant that is located within a three mile radius of either of the Restaurants sold to Purchaser hereunder (or any of the restaurants acquired by Purchaser under the SECOND OPTION) (herein referred to as the "Restrictive Covenant"); provided, however, this restriction shall not apply to the existing Casa Ole restaurants







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or Crazy Jose's restaurant located in Beaumont, Texas. This Restrictive
Covenant shall remain in force and effect so long as the Leases referred to in
Section 4 above remain in effect. If any of such Leases expire or ever or terminated or canceled, then the Restrictive Covenant shall terminate with respect to the location covered by such Lease.

         Section 7. CLOSING.

         (a) The consummation of the transaction contemplated in this Agreement, including the funding of the sums required under Section 7(c)(i) hereof, shall occur on a day in October, 1997, that is mutually agreeable to Seller and Purchaser, but in no event later than October 31, 1997 (the "Closing Date"). As used in this Agreement, the terms "Closing" and "Closing Date" mean the date, time and event described in this Section 7.

         (b) Subject to the terms, conditions and provisions hereof and provided Purchaser contemporaneously performs all of Purchaser's obligations set forth in Sections 7(c) and 7(f) hereof, at the Closing, Seller shall deliver or cause to be delivered the following:

                 (i) A bill of sale and an assignment (the "Bill of Sale") covering the Property, naming Seller as grantor and Purchaser as grantee, executed and acknowledged by Seller and to be executed by Purchaser, and in substantially the form set forth on Exhibit "F" attached hereto and made a part thereof for all purposes and containing such reservations and exceptions set forth therein;

                 (ii) The leases for each of the Restaurants in substantially the forms attached hereto and executed pursuant to the terms of Section 4(b);

                 (iii)    An assignment of the leases for the cash registers;
         and

                 (iv) Such certificates as necessary to evidence that Seller has good and marketable title to the Property free from any liens, including UCC lien searches, tax and lien searches, and a certificate of good standing and that the representations and warranties of Seller are true and correct as of the Closing.

         (c) Contemporaneously with the performance by Seller of Seller's obligations under Section 7(b) hereof, Purchaser, at Purchaser's sole cost and expense, shall execute, acknowledge (when the form of the document so provides) and deliver to Seller at Closing the following:

                 (i) Cash in the amount the Purchase Price, together with such additional cash, if any, as may be necessary to pay Purchaser's share of the closing costs and prorations hereunder;

                 (ii) A closing certificate in substantially the form attached hereto as Exhibit "G" (the "Closing Certificate"); and

                 (iii) Any and all other documents reasonably required by Seller to facilitate and consummate the Closing.

         (d) As a condition to closing any purchase pursuant to this Agreement, Purchaser must be satisfied with the accuracy of Seller's representations and warranties and with the results of any environmental audit or review conducted at the request of or for the benefit of Purchaser. As a condition to closing this transaction, Purchaser shall also cause to be executed and delivered to

Seller by Casa Ole Franchise Services, Inc. (herein referred to as the "Franchise Company"), an appropriate amendment to Seller's existing franchise agreement with the Franchise Company acknowledging that the Restaurants (and any restaurants sold under the Option) have been sold by Seller to Purchaser and that such Restaurants shall no longer be covered by the franchise agreement. Seller shall not assign to Purchaser any of Seller's rights under its franchise agreement with the Franchise Company and it shall be Purchaser's responsibility to enter into a new franchise agreement, if necessary or required, with the Franchise Company.

         (e) Upon completion of the Closing and Seller's receipt of the Purchase Price (less Seller's closing costs) in cash, Purchaser shall have and acquire title to the Property.

         (f) In connection with the transaction contemplated in this Agreement, Purchaser hereby covenants and agrees to pay in cash at or prior to closing each and all of the following fees, costs and expenses, to-wit:

                 (i) Purchaser's attorney's fees incurred in negotiating this Agreement and in Closing the transaction contemplated in this Agreement;

                 (ii) All costs and expenses incurred by Purchaser in performing Purchaser's review and inspections of the Property and the Condition of the Business and the Property; and

                 (iii) Purchaser's proportionate share of the items prorated pursuant to Section 8 hereof.

         (h) In connection with the transaction contemplated in this Agreement, Seller hereby covenants and agrees to pay each and all of the following fees, costs and expense, to-wit:

                 (i) Seller's attorney's fees incurred in drafting and negotiating this Agreement, the closing documents referred to herein and in Closing the transaction contemplated in this Agreement; and

                 (ii) Seller's proportionate share of the items prorated pursuant to Section 8 hereof.

         Section 8. PRORATIONS.

         (a) Except for hazard and liability insurance premiums, at the Closing, all normal and customarily prorated items, including without limitation, maintenance fees and assessments, ad valorem taxes for the current year (based on the most recent tax statement[s] for the Property, adjusted for the most current tax rates and appraised value), rent, prepaid Yellow Pages advertisements and other prepaid obligations and, to the extent available at Closing, utility services being continued to the Property, shall be prorated as of the Closing Date. In addition, all real estate taxes on the land and building covered by any of the leases to be executed pursuant to Section 4 of this Agreement shall be prorated as of the Closing Date. Seller (or the landlord under any leases, as appropriate) shall be charged for and credited with all prorated items up to and including the Closing Date and Purchaser shall be charged for and credited with all of same from and after the Closing Date.

         (b) Premiums for hazard, liability and any other insurance will not be prorated since Purchaser will not have the right to assume the coverage maintained by Seller. Purchaser hereby acknowledges that Purchaser will be solely responsible for obtaining Purchaser's own insurance coverage.

         (c) If Purchaser desires to have existing utility services continued to the Property after the Closing, Purchaser shall be solely responsible to make arrangements for such continuation, including advising the provider of such utility services of changes in billing name and address and paying security deposits, if any are required by the provider of such utility services. Absent Purchaser having made all such arrangements prior to the Closing, Seller will order all existing utility services to the Property discontinued as of 11:59 p.m. on the Closing Date. Whether existing utility services to the Property are continued or discontinued, all deposits held by the providers of such utility services shall be paid to Seller.

         (d)     The provisions of this Section 8 shall survive the Closing.

         Section 9. WARRANTIES AND REPRESENTATIONS.

         Seller hereby covenants, represents and warrants to Purchaser that as of the date of execution of this Agreement and on the Closing Date:

         (a) Seller has full power and authority to execute, deliver and perform its obligations under and has duly executed and delivered this Agreement and all of the documents and instruments required herein and this Agreement and all of such documents and instruments constitute legal, valid and binding obligations of Seller;

         (b) Seller will not sell or otherwise dispose of any of the Property prior to the Closing Date except for the sale and use of inventory and supplies in the ordinary course of business;

         (c) Until the Closing Date, Seller will continue to operate its business and the Restaurants on a regular basis in the ordinary and usual course in which it has customarily been conducted; and

         (d) Seller possesses and will deliver unto Purchaser pursuant hereto good and marketable title to all of the Property, free and clear of all claims, security interests, liens and encumbrances of any nature whatsoever.

         (e) Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas.

         (f) Shareholders and their spouses own all of the issued and outstanding stock of Seller and have consented to the terms of this Agreement and their spouses shall at closing execute and deliver a consent to the closing of this Agreement.

         (g) The execution, delivery and performance of this Agreement by the Seller has been duly authorized by all necessary corporate action. This Agreement has been duly executed by the Seller and constitutes a valid and legally binding obligation of the Seller enforceable in accordance with its terms.

         (h) The Seller has delivered to Purchaser its financial statements dated as of June 30, 1997, consisting of a balance sheet and statement of income (the "Financial Statements"). The Financial Statements have been prepared in accordance with generally acceptable accounting principles consistently applied and fairly present the financial condition of the Seller for the periods covered thereby. The Seller has no liabilities except as reflected in the Financial Statements or as otherwise incurred in the ordinary course of business since the date of the Financial Statements.

         (i) No lien imposed under Section 401(a)(29) or Section 412(n) of the Code, Section 302(f) or Section 4068 of ERISA, or arising out of any action filed under ERISA Section 4301(b), exists upon the Property. Neither Seller nor any ERISA Affiliate has terminated any employee pension benefit plan (within the meaning of Section 3(2) of ERISA) subject to Title IV of ERISA (herein referred to as a "Title IV Plan") under circumstances giving rise to, or that would give to any actual or potential liability to the Pension Benefit Guaranty Corporation ("PBGC") or any other person, (ii) no event or condition exists which presents a risk of termination of any Title IV Plan by the PBGC, (iii) there is no actual or potential liability to the PBGC or any other person expected b the Seller or any ERISA Affiliate to be incurred with respect to any Title IV Plan, including, but not limited to, any liability for any accumulated funding deficiency as defined in Section 302 of ERISA or for any minimum funding contribution under Section 302 of ERISA, and (iv) no Title IV Plan has applied for or obtained a waiver from the Internal Revenue Service of any minimum funding requirement under Section 412 of the Code. Neither Seller nor any ERISA Affiliate is required, or has been required during the past five (5) years, to contribute to any "multiemployer plan" as such term is defined by ERISA Section 3(37). "ERISA Affiliate" means any member of any "controlled group of corporations" as defined by Section 414(b) of the Code that includes Seller, any member of any group of "trades or businesses under common control" as defined by Section 414(c) of the Code that includes the Seller, or any member of any "affiliated service group" as defined in Section 414(m) of the Code that includes Seller.

         (j) Seller is not aware of any material liabilities affecting the Property which have not been disclosed to Purchaser in writing.

         Section 10. INDEMNIFICATION.

         (a) Seller and Seller's owners hereby agree to indemnify and hold harmless Purchaser for all losses, damages, liabilities and claims, and all fees, costs and expenses of any kind related thereto (including, without limitation, any and all Legal Fees), incurred, arising out of, based upon or resulting from (i) the inaccuracy as of the date hereof or as of the Closing Date of any representation or warranty of the Seller which is contained in or made pursuant to this Agreement or (ii) the breach of, or failure to perform by the Seller of any of its agreements, covenants or obligations contained in or made pursuant to this Agreement, or (iii) any liability or obligation of, or claim against Purchaser arising out of, or resulting from any act, or failure to act, by Seller as of and prior to the Closing Date including without limitation any failure of Seller to pay its debts or obligations, or trade payables, which have not been expressly assumed by Purchaser hereunder, any product liability claims, or negligence claims, workmen's compensation claims, claims for COBRA continuation coverage by Seller's employees, former employees and qualified beneficiaries, and use or misuse of the Property.

         (b) Purchaser hereby agrees to indemnify and hold harmless Seller and Seller's owners from any losses, damages, liabilities, and claims, and all fees costs and expenses of any kind related thereto (including, without limitation, any and all Legal Fees) incurred, arising out of, based upon or resulting from (i) the inaccuracy as of the date hereof or as of the Closing Date of any representation or warranty of the Purchaser which is contained in or made pursuant to this Agreement, (ii) the breach of, or failure to perform by, the Purchaser of any of its respective agreements, covenants or obligations contained in this Agreement, including but not limited to, the failure by Purchaser to perform and satisfy all obligations under the leases assumed by Purchaser, or (iii) any liability or obligation of, or claim against, Seller or Seller's owners in connection with any claim, demand or cause of action made by any person or entity and arising out of any event directly or indirectly related to the conduct by Purchaser of its business, or, the use or misuse of the Property subsequent to the Closing Date, including but not limited to any claim filed by any employee under applicable worker's compensation laws as a result of any injury or illness covered by such laws that occurs subsequent to the Closing Date, or any product liability claim or negligence claim arising after the Closing Date.

         (c) As used herein, the term "Legal Fees" shall mean any and all fees, costs and expenses of any kind (including without limitation any sales taxes on such amounts) reasonably incurred by the indemnified party and its counsel in investigating, preparing for, defending against or providing evidence, producing documents or taking other action with respect to any threatened or asserted claim, including the cost of settlement thereof.

         (d) In the event of the occurrence of any event which the Seller or Purchaser, as the case may be, (herein called the "Indemnitee") asserts is an indemnifiable event pursuant to this Section 10 the Indemnitee shall notify the Seller or the Purchaser, as the case may be (the "Indemnitor"), promptly. Such notice shall set forth the nature and amount of the loss, damage, liability or claim for which indemnification is to be made hereunder. If such event involves the claim of any third person and the Indemnitor confirms in writing its responsibility therefor, the Indemnitor shall have sole control over, and shall assume all expense with respect to, the defense or settlement of such claim; provided, however, that:

                 (i) the Indemnitee shall be entitled to participate in the defense of such claim and to employ counsel at its own expense to assist in the handling of such claim,

                 (ii) the Indemnitor shall obtain the prior written approval of the Indemnitee before entering into any settlement of such claim or ceasing to defend against such claim, if pursuant to or as a result of such settlement or cessation, injunctive or other relief would be imposed against the Indemnitee, and

                 (iii) the Indemnitor shall not be entitled to control (but shall be entitled to participate at their own expense in the defense of), and the Indemnitee shall be entitled to have sole control over, the defense or settlement of any claim to the extent the claim seeks an order, injunction or other equitable relief against the Indemnitee which, if successful, could materially interfere with the business, operations, assets, conditions (financial or otherwise) or prospects of the Indemnitee.

         If Indemnitor does not assume sole control over the defense or settlement of such claim as provided in this Section (d) the Indemnitee shall have the right to defend and settle the claim in such manner as it may deem appropriate at the cost and expense of the Indemnitor, and Indemnitor will promptly reimburse and indemnify the Indemnitee therefor in accordance with this Section 10.

         (e) In the event that Indemnitor shall be obligated to indemnify the Indemnitee pursuant to this Section 11 the Indemnitor shall, upon payment of such indemnity in full, be subrogated to all rights of the Indemnitee with respect to the claims to which such indemnification relates.

         Section 11. NOTICES.

         Any notice (hereinafter called "Notice") in this Agreement provided or permitted to be given by either Party to the other Party must be in writing and shall be given or be served by depositing the same in the United States Mail, postage prepaid and registered or certified and addressed to the Party to be notified, with return receipt requested. Notice deposited in the mail in the manner hereinabove described shall be effective from and after the expiration of three (3) days after it is so deposited. Notice given in any other manner shall be effective only if and when received and acknowledged as received by the Party to be notified. For purposes of notice, the addresses of the Parties shall, until changed as hereinafter provided, be as follows:

         If to Seller, to:                         With a copy to:

         Casa Ole of Beaumont, Inc.                Orgain, Bell & Tucker, L.L.P.
         Attention: Thomas L. Harken               Attention: Lance Fox
         8050 Eastex Freeway                       470 Orleans
         Beaumont, TX 77708                        Beaumont, TX 77701
         Phone: (409) 898-8906                     Phone: (409) 838-6412
                                                   Telecopier: (409) 838-6959

         If to Purchaser, to:                      With a copy to:

         Casa Ole Restaurants, Inc.                Locke Purnell Rain Harrell
         Attention: Lou Neeb                       Attention: Don M. Glendenning
         1135 Edgebrook                            2200 Ross Avenue, Suite 2200
         Houston, TX 77034-1899                    Dallas, TX 75201
         Phone: (713)943-7574                      Phone: (214) 740-8623
                                                   Telecopier: (214) 740-8800


         Section 12. BROKER.

         Each Party represents and warrants to the other that no broker or sales agent has been used, consulted or retained by such representing and warranting Party in connection with the negotiation or execution of this Agreement or the purchase and sale of the Business and the Property. Each Party agrees to indemnify the other Party against all liabilities, claims, demands and actions by third parties for brokerage, commission, finder's or other fees (including reasonable attorney's fees and costs of court) in any way or manner whatsoever arising out of, related to, connected with or emanating from the negotiation or execution of this Agreement or the purchase and sale of the Property and alleged to be due by the authorization or on account of the actions of the indemnifying Party. The indemnities of this Section 12 shall survive the Closing.

         Section 13. ASSIGNMENT; BINDING EFFECT; NO THIRD PARTY BENEFICIARY.

         (a) No party hereto shall assign its rights or duties hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld.

         (b) This Agreement shall inure to the benefit of and be binding on Seller and Purchaser (subject to clause (a) above) and their respective successors, receivers and assigns. No other person or entity is intended to or shall have any rights or benefits under this Agreement or be deemed to be a third party beneficiary of this Agreement.

         Section 14. REMEDIES ON DEFAULT.

         The parties agree that:

         (a) If Purchaser defaults in the performance of its obligations under this Agreement, Seller may pursue all remedies, at law or in equity, for Purchaser's breach, including without limitation the right of specific performance, without the necessity of proving the inadequacy of money damages as a remedy. Seller, at Seller's option and in Seller's sole discretion, may waive any default of Purchaser and close pursuant to this Agreement.

         (b) If Seller defaults in the performance of its obligation under this Agreement, Buyer may pursue all remedies, at law or in equity, for Seller's breach, including without limitation the right of specific performance, without the necessity of proving the inadequacy of money damages as a remedy. Buyer, at Buyer's option and in Buyer's sole discretion, may waive any default of Seller and close pursuant to this Agreement.

         Section 15. ENTIRE AGREEMENT.

         This Agreement contains the entire agreement between Seller and Purchaser concerning the sale by Seller to Purchaser of Seller's business and the Property. This Agreement supersedes all prior and contemporaneous oral or written negotiations, understandings, agreements and covenants by or between the Parties.

         Section 16. EXHIBITS.

         The Exhibits referred to herein and attached hereto and incorporated herein by this reference for all purposes.

         Section 17. ATTORNEY'S FEES.

         Should either party employ an attorney to enforce any provision hereof or to protect such Party's interests in any manner arising under this Agreement or any other document executed by such Party in connection herewith, the non-prevailing Party in any such action pursued in an alternative dispute resolution format or in courts of competent jurisdiction, the finality of which is not legally contestable, agrees to pay to the prevailing Party all reasonable attorneys' fees expended or incurred by the prevailing Party in connection therewith. The provisions of this Section 17 shall survive the Closing or a termination of this Agreement.

         Section 18. COUNTERPARTS.

         This Agreement is executed in multiple counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute but one and the same instrument which may be sufficiently evidenced by any one counterpart. Without limiting the generality of the foregoing, the signatures of the Parties may appear on multiple separate signature pages.

         Section 19. EFFECTIVE DATE.

         The Effective Date of this Agreement shall be the date that the Agreement has been executed by Purchaser and delivered to Seller and has been accepted and executed by Seller.

         Section 20. ACCESS TO INFORMATION, AUDITS AND REVIEWS.

         At any time within ninety (90) days prior to the exercise periods of the FIRST OPTION or SECOND OPTION, Purchaser will be granted full access to all premises and relevant information regarding each restaurant covered by such option, including all applicable financial information, upon reasonable notice during regular business hours of Seller. Purchaser will expressly be permitted to conduct or have conducted, at Purchaser's sole risk and expense, any environmental or other compliance audit or review Purchaser may deem appropriate prior to the purchase of any restaurant.

         EXECUTED in multiple original counterparts as of the date and year written below the respective signatures of the Parties.

                                    SELLER:

                                    CASA OLE OF BEAUMONT, INC.


Date: January 10, 1997              By: /s/ Thomas L. Harken
                                       --------------------------------------
                                        Thomas L. Harken, Chairman and CEO


                                    SHAREHOLDERS:

Date: January 10, 1997              /s/ Thomas L. Harken
                                    --------------------------------------
                                    Thomas L. Harken


Date: January 10, 1997              /s/ Melba J. Harken
                                    --------------------------------------
                                    Melba J. Harken


Date: January 10, 1997              /s/ Victor M. Gonzalez
                                    --------------------------------------
                                    Victor M. Gonzalez

                                    PURCHASER:

                                    CASA OLE RESTAURANTS,INC.

Date: January 16, 1997
                                    By: Louis P. Neeb
                                       --------------------------------------

                                    Title: CEO and Chairman
                                          -----------------------------------

                                LIST OF EXHIBITS



Exhibit "A"      - Description of Property

Exhibit "B"      - Example of Purchase Price Calculations

Exhibit "C"      - Form of Silsbee Land & Building Lease

Exhibit "D"      - Form of Jasper Building Lease

Exhibit "E"      - Form of Jasper Land Lease

Exhibit "F"      - Form of Bill of Sale

Exhibit "G"      - Form of Purchaser's Closing Certificate

                 EXHIBIT "A" TO OPTION CONTRACT AND AGREEMENT


All of the furniture and fixtures, equipment, tools, utensils, inventory, food and beverages, and supplies of Seller's Casa Ole Restaurants located in Silsbee, Texas, and in Jasper, Texas, but excluding the cash registers located in such restaurants.

                 EXHIBIT "B" TO OPTION CONTRACT AND AGREEMENT

                    EXAMPLE OF PURCHASE PRICE CALCULATIONS

                           CASA OLE OF BEAUMONT, INC.
                      CALCULATION OF ESTIMATED SALES PRICE
                              KEEPING THE BUILDING
                                   JASPER 943


                                                       YEAR        9 MONTHS      3 MONTHS     9 MONTHS        12 MONTHS
                                                       ENDED         ENDED        ENDED         ENDED           ENDED
                                                      9/30/95       6/30/95      9/30/95       6/30/96         6/30/96
                                                      --------------------------------------------------     ------------
 TOTAL SALES                                            940,488       669,204      271,284       833,021        1,104,305
                                                      ==================================================     ============
 NET INCOME (LOSS) FROM OPERATIONS                      (12,367)        7,755      (20,372)       72,849           72,477

 ADD DEPRECIATION & AMORTIZATION                         52,061        43,511        8,440        31,602           40,042
   ADMINISTRATIVE FEES                                   65,826        46,834       18,992        58,325           77,317
   INTEREST EXPENSE                                      47,455        36,252       18,992        58,325           42,184
   FRANCHISE TAXES                                        5,564             0        5,564             0            5,564
   LEGAL EXPENSES                                        26,000        26,094          (94)        1,500            1,405
   REPAIRS & MAINTENANCE GREATER THAN 3% OF SALES             0             0            0             0                0
   BIG THICKET INCOME (LOSS)                             11,157         6,947        2,210        20,261           22,471
   OTHER NONREOCCURRING                                                                                                 0
      DEPREC. ADJ..[(52.051 1/4) - 8,440]                              (4,573)       4,573                          4,573
      LEASE PROPERTY ADJUSTMENT                          17,650        (9,950)      27,500          (950)          25,750
                                                      --------------------------------------------------     ------------
                                                        213,318       154,200       50,118       233,858          292,784

 MULTIPLE                                                                                                               5
                                                                                                             ------------
                                                                                                                1,483,920

 LEASE HYPOTHETICAL RENT (5,500/MO - 2,950/MO + 5% OF SALES GREATER THAN 1,320,000) - 5                          (244,800)
                                                                                                             ------------
      SALES PRICE                                                                                               1,219,120
                                                                                                             ============


                           CASA OLE OF BEAUMONT, INC.
                      CALCULATION OF ESTIMATED SALES PRICE
                              KEEPING THE BUILDING
                                  SILSBEE 942


                                                       YEAR        9 MONTHS      3 MONTHS     9 MONTHS        12 MONTHS
                                                       ENDED         ENDED        ENDED         ENDED           ENDED
                                                      9/30/95       6/30/95      9/30/95       6/30/96         6/30/96
                                                      --------------------------------------------------     ------------
 TOTAL SALES                                          1,410,993     1,053,472      357,521     1,082,244        1,439,765
                                                      ==================================================     ============

 NET INCOME (LOSS) FROM OPERATIONS                      293,042       221,915       71,127       215,933          287,080

 ADD DEPRECIATION & AMORTIZATION                         52,143        43,059        9,084        31,871           40,955
   ADMINISTRATIVE FEES                                   96,764        73,738       25,026        75,755          100,781
   INTEREST EXPENSE                                      48,646        36,028       12,818        32,800           45,418
   FRANCHISE TAXES                                        5,564             0        5,564             0            5,564
   LEGAL EXPENSES                                             0            94          (94)        1,537            1,443
   REPAIRS & MAINTENANCE GREATER THAN 3% OF SALES             0             0            0             0                0
   BIG THICKET INCOME (LOSS)                             (2,433)       (3,061)         648            30              670
   OTHER NONREOCCURRING                                                                                                 0
      DEPREC. ADJ..[(52.143 1/4) - 9,084]                              (3,952)       3,952                          3,952
                                                      --------------------------------------------------     ------------
                                                        495,726       367,601      127,925       367,926          488,851

 MULTIPLE                                                                                                               5
                                                                                                             ------------
                                                                                                                2,429,255

 LEASE HYPOTHETICAL RENT (5,500/MO - 2,950/MO + 5% OF SALES GREATER THAN 1,320,000) - 5                          (624,000)
                                                                                                             ------------
      SALES PRICE                                                                                               1,805,255
                                                                                                             ============


                 EXHIBIT "C" TO OPTION CONTRACT AND AGREEMENT

                    FORM OF SILSBEE LAND & BUILDING LEASE

                    SILSBEE LAND & BUILDING LEASE AGREEMENT

THE STATE OF TEXAS         )
                           )               KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF HARDIN           )

         WITNESS THIS LEASE AGREEMENT made and entered into by and between Casa Ole of Beaumont, Inc., a Texas general business (hereinafter referred to as "Landlord" or "Lessor"), and Casa Ole Restaurants, Inc., a Texas general business (hereinafter referred to as "Tenant" or "Lessee").

         WHEREAS, Lessee desires to lease certain property from Lessor for the conduct of its business;

         NOW, THEREFORE, the parties hereby agree as follows:

                                   ARTICLE 1

         Lessor has leased, demised and rented, and by these presents does lease, demise and rent to Lessee the land, building and premises, including expressly Lessor's interest in the parking and delivery areas and all interests and rights appurtenant to the premises, and easements for pedestrian and vehicular ingress and egress over and across the relevant paved areas as exist from time to time, situated in Silsbee, Hardin County, Texas, as more fully described in Exhibit A attached hereto, which exhibit is hereby incorporated for all purposes, hereinafter referred to as the "leased premises".

                                   ARTICLE 2

         2.1 The primary term ("Primary Term") of this Lease shall be for fifteen (15) years and shall commence on ______________, 199___ (the "Date of Commencement") and shall expire on _______________, 200___.

         2.2 Lessee is hereby granted and shall, if not at the time in default under this Lease, have an option to renew and extend the term of this Lease for three (3) additional terms of five (5) years each (each such five year renewal term referred to herein as a "Renewal Term"), otherwise on the same terms, covenants and conditions and, subject to the same exceptions and reservations herein contained.

         2.3 The renewal options set forth in paragraph 2.02 above shall be exercised only by Lessee's delivering to Lessor in person or by United States mail not less than two hundred seventy (270) days prior to the commencement of each the Renewal Term, written notice of Lessee's intention to exercise such option as herein provided. If mailed, notice shall be deemed given when it is deposited in the U.S. mail, postage prepaid, addressed to Lessor at the address provided herein for the giving of notice.

         2.4 If Lessee shall fail to appropriately exercise the renewal options set forth above, then the Lease shall expire at the end of the current term of the Lease then in effect.

                                   ARTICLE 3

         3.1 During the Primary Term of this Lease, Lessee agrees and obligates itself to pay to Lessor rental in the amount set forth herein, which shall be due and payable as hereinafter provided.

         3.2 Lessee agrees to pay Lessor base rental in monthly installments of SIX THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($6,500.00) each month, said rent being payable on the first (1st) day of each calendar month, monthly in advance, beginning the 1st day of _________, 199___, and continuing monthly thereafter, provided however, upon Lessor's request, Lessee will pay the first month's rental installment to Lessor upon the execution hereof, notwithstanding the fact that this Lease Agreement may be signed prior to the beginning of the Primary Term. At the beginning of each Renewal Term, the base rent shall increase by the sum of THREE HUNDRED DOLLARS ($300.00) per month.

         3.3 The monthly installments of base rent shall be due and payable by Lessee monthly in advance as above provided, without demand or other notice.

         3.4 All rental installments, when due and payable, shall be paid in lawful money of the United State of America to Lessor at Lessor's address set forth herein or at such other address as shall be designated by Lessor by written notice given to Lessee at least ten (10) days prior to the next ensuing rental payment date. All rental payable hereunder shall be due and payable without prior demand and without any set-offs or deductions whatsoever.

         3.5     (a)      In addition to the base rent provided above, Lessee
agrees to pay to Lessor, as additional rent for the use and occupancy of the leased premises, a sum equal to five percent (5%) of all of Lessee's annual gross receipts in excess of ONE MILLION FIVE HUNDRED SIXTY THOUSAND

DOLLARS ($1,560,000.00) that Lessee realizes each lease year from operation of the leased premises. This percentage rent shall be paid monthly, beginning on the twentieth (20th) day of the month immediately following the month in which Lessee's gross receipts for the current lease year have reached ONE MILLION FIVE HUNDRED SIXTY THOUSAND DOLLARS ($1,560,000.00), and continuing on the same day of each succeeding month thereafter for the remainder of the then current lease year.

                 (b) The term GROSS RECEIPTS as used in this Lease means receipts from gross retail sales of Lessee and of all licensees, concessionaires and lessees of Lessee from all business conducted on or from the leased premises by Lessee and all others, whether such sales be evidenced by check, credit, charge account, exchange or otherwise.

                 1. The term GROSS RECEIPTS includes, but is not limited to, the following:

                 (i) The amounts received from the sale of food, beverages, merchandise and services sold or performed in, on or from the leased premises, whether such orders be filled from the leased premises or elsewhere.

                 (ii) Proceeds from all automatic vending and other machines owned and operated by Lessee in or on the premises.

                 (iii) Commissions received by Lessee from automatic vending and other machines not owned by Lessee but operated in or on the leased premises.

                 (iv) Commissions received by Lessee from the operation of public telephones in or on the leased premises.

                 (v) Proceeds from sales of merchandise or services based on orders solicited or taken from, in or on the leased premises, to be delivered or performed off of the leased premises or from sources outside of the leased premises.

                 2. The term GROSS RECEIPTS does not include the following items, which may be excluded from gross receipts to the extent they have been included:

                 (i) Credits and refunds made to customers for foods, beverages or merchandise returned or exchanged or for services performed unsatisfactorily.

                 (ii) Any sales, use, value added or gross receipts tax imposed by any federal, state, municipal or governmental authority directly on sales and collected from customers, provided that the amount of the tax is added to the selling price or absorbed in that price and paid by Lessee to the governmental authority.

                 (c) On or before the twentieth (20th) day following each month during the term and each renewal term of this Lease, Lessee shall furnish Lessor with a true and accurate statement, signed by Lessee or by an authorized representative of Lessee, showing the gross receipts, as defined in paragraph
(b) for the preceding month.

                 (d) For the purpose of ascertaining the amount payable as rent, Lessee agrees to prepare and maintain for a period of not less than three
(3) years following the end of each lease year, adequate records that will show inventories and receipts of food, beverages and merchandise at the leased premises and daily receipts from all sales and other transactions on or from the leased premises by Lessee and any other persons conducting any business on or from the leased premises. At the time of each transaction, Lessee or any other person conducting the transaction on or from the leased premises will record all receipts from sales and other transactions, whether for cash or credit, in a cash register or registers having a cumulative total and sealed in a manner approved by Lessor and having such other features as approved by Lessor. Lessee further agrees to maintain on the leased premises, or at its corporate headquarters, for at least five (5) years following the end of each lease year, all sales, use, value added, gross receipts and occupation tax returns with respect to the lease year and all pertinent original sales records. Pertinent original sales records shall include the following: all cash register tapes, serially numbered sales slips and originals of all orders filled by Lessee from the leased premises or processed by Lessee at the leased premises and filled from some location other than the leased premises.

                 (e) Lessor and authorized representatives of Lessor shall have the right to examine the records described in the preceding paragraph at the leased premises during Lessee's regular business hours. If, on examination of the books or records of Lessee, an error shall be revealed in favor of Lessor that results in additional percentage rental due Lessor in excess of $2,500.00, then the reasonable costs of the examination must be paid by Lessee to Lessor. Otherwise, Lessor will bear the cost of the examination.

                                   ARTICLE 4

         4.1 Lessee shall pay, in addition to the rent herein required, all taxes, assessments, and other governmental charges, general or special, ordinary and extraordinary, and any kind and nature whatsoever applicable to the leased premises and all improvements, fixtures and equipment thereon, including but not limited to assessments for public improvements or benefits which shall, during the term hereof, be laid, assessed, levied or imposed or become due and payable and a lien upon the leased premises or any part thereof.

         4.2 Lessee shall pay all personal property taxes levied upon any property in or about said premises; provided that Lessee will not be obligated to pay personal property taxes levied on Lessor's property not utilized by Lessee in the ordinary course of its business.

         4.3 Real property taxes for the fiscal year pertaining to the commencement of this Lease and for the fiscal year pertaining to the termination of this Lease shall be prorated as of the date of said commencement and termination.

         4.4 Except as hereinafter provided, all payments to be made by Lessee pursuant to this article shall be made before any fine, penalty, interest or cost may be added thereto for the non-payment thereof, and Lessee shall furnish Lessor, within thirty (30) days after written request thereof by Lessor, with official receipts or other evidence satisfactory to Lessor that such tax has been paid.

         4.5 Lessee shall have the right in good faith to contest or review by legal proceedings, or in such other manner as it deems suitable (which proceedings, if instituted, shall be conducted promptly at Lessee's expense and free of expense to Lessor) any such charges, real property and personal property taxes, and assessments, provided that upon the conclusion of such proceedings Lessee shall pay the amount that shall be finally assessed or imposed against said premises or be adjudicated or otherwise determined to be due and payable. Lessor will join in any contest or protest provided for in this article at the request of Lessee, but at Lessee's sole cost and expense, and as a condition of such joinder may require reasonable indemnity against costs or other damages by reason of such joinder.

                                   ARTICLE 5

         5.1 During the term of this Lease, Lessee, at its expense, shall keep and maintain upon all improvements and fixtures on the leased premises fire insurance with extended coverage endorsement, written by a responsible insurance company or companies authorized to do an insurance business in Texas and acceptable to Lessor in an amount equal to not less than the full insurable value thereof, excluding foundation and excavation costs. Said policy or policies of insurance shall provide that payment for any losses covered under or by said policy or policies shall be made to Lessor and Lessor shall be entitled to retain the proceeds of any such insurance. A certificate of such insurance shall be forwarded to Lessor by Lessee or on Lessee's behalf.

         5.2 In addition to the insurance required under Section 5.1, Lessee agrees to carry and maintain, and have in full force and effect throughout the term of this Lease, workmen's compensation insurance, general comprehensive liability insurance (which includes, but is not limited to, coverage for products and completed operations and premises operation), and liquor liability insurance, with an insurance company or companies authorized to transact business in the State of Texas, for the benefit of Lessor and Lessee, and for the protection of all persons who may suffer injury while in, on or about the premises or from Lessee's activities and conduct of business. The amount and coverage of such insurance shall be as reasonably approved by Lessor from time to time. Such liability policies, if available, shall be endorsed to insure contractual liabilities of Lessee including but not limited to the indemnities of Lessee to Lessor under this Lease. Lessee agrees to deliver to Lessor, upon request, a certificate showing that said insurance is in full force and effect. The obligation of Lessee for the insurance specified herein may be brought under the provisions of any so-called blanket policies carried by Lessee which otherwise meet the requirements hereof, provided that all of said policies of insurance shall name Lessor as co-insured.

         5.3 LESSEE AGREES TO PROTECT AND TO INDEMNIFY AND SAVE HARMLESS LESSOR AGAINST AND FROM ANY AND ALL CLAIMS, DAMAGES, LIABILITIES, COSTS, LOSSES, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) ARISING OR RESULTING IN ANY MANNER, DIRECTLY OR INDIRECTLY, (i) FROM THE CONDUCT OF LESSEE'S BUSINESS, OR
(ii) FROM ANY WORK, CONSTRUCTION, REPAIRS, MAINTENANCE, OR THING WHATSOEVER DONE OR SUFFERED TO BE

DONE BY LESSEE ON OR ABOUT THE LEASED PREMISES, OR (iii) FROM ANY CONDITION OF OR DEFECT IN THE LEASED PREMISES CAUSED BY LESSEE OR IN ANY FIXTURES, IMPROVEMENTS OR EQUIPMENT NOW OR HEREAFTER LOCATED THEREON OR THEREUNDER CAUSED BY LESSEE, OR (iv) FROM ANY BREACH OR DEFAULT ON THE PART OF LESSEE IN THE PERFORMANCE OF ANY COVENANT OR AGREEMENT ON THE PART OF LESSEE TO BE PERFORMED PURSUANT TO THE TERMS OF THIS LEASE, WHETHER OR NOT ACTED UPON BY LESSOR, OR
(v) FROM ANY ACT OR OMISSION OF LESSEE, OR ANY OF ITS AGENTS, DEALERS, CONTRACTORS, SERVANTS, EMPLOYEES, LICENSEES, OR INVITEES, OR (vi) FROM LEAKS, DISCHARGES, OR EMISSIONS OF ANY KIND FROM THE LEASED PREMISES CAUSED BY LESSEE OR ANY FIXTURES, IMPROVEMENTS OR EQUIPMENT THEREON OR THEREUNDER CAUSED BY LESSEE WHETHER OR NOT SUCH OCCURRENCE CONSTITUTES A VIOLATION OF ANY APPLICABLE LEGAL REQUIREMENTS OR A NUISANCE, OR (vii) FROM ANY FIRE OR EXPLOSION CAUSED BY LESSEE OCCURRING ON OR ABOUT THE LEASED PREMISES OR IN CONNECTION WITH THE OPERATION OF LESSEE'S BUSINESS, OR (viii) FROM ANY NUISANCE CREATED OR SUFFERED TO EXIST BY LESSEE, ITS AGENTS, DEALERS, CONTRACTORS, SERVANTS, EMPLOYEES, LICENSEES, OR INVITEES, OR (ix) ANY VIOLATION OF OR FAILURE TO SATISFY ANY LEGAL REQUIREMENT BY LESSEE DURING THE TERM OF THIS AGREEMENT. THESE INDEMNITIES SHALL APPLY TO ACTS, OMISSIONS, AND OCCURRENCES DURING THE TERM OF THIS LEASE. THESE INDEMNITIES BY LESSEE SHALL APPLY REGARDLESS OF THE SOLE OR ANY CONTRIBUTING NEGLIGENCE OR NON-NEGLIGENT ACTS OR OMISSIONS OF OR VIOLATION OR LACK OF COMPLIANCE WITH ANY LEGAL REQUIREMENTS BY LESSOR, THEIR AGENTS, CONTRACTORS, EMPLOYEES, SERVANTS, DEALERS, OR LICENSEES. FOR PURPOSES OF THESE INDEMNITIES, DAMAGES SHALL BE DEEMED TO INCLUDE ACTUAL, CONSEQUENTIAL, TREBLE, AND PUNITIVE DAMAGES AND FINES AND PENALTIES OF ANY KIND PAYABLE TO THIRD PARTIES. IN NO EVENT SHALL LESSEE BE LIABLE FOR (i) ANY ACT, OMISSION OR OCCURRENCE OR OTHER LIABILITY (WHETHER CONTRACTUAL OR TORT) RELATING TO THE LEASED PREMISES ARISING PRIOR TO THE DATE OF THIS LEASE, AND/OR (ii) ANY CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES TO LESSOR FOR ANY MATERS ARISING OUT OF OR RELATED TO THIS LEASE.

         IN CASE ANY ACTION OR PROCEEDING COVERED BY THE FOREGOING INDEMNITY SHOULD BE BROUGHT AGAINST LESSOR, LESSEE, UPON NOTICE FROM LESSOR, COVENANTS TO RESIST OR DEFEND SUCH ACTION OR PROCEEDING BY RETAINING COUNSEL REASONABLY SATISFACTORY TO LESSOR.

         LESSEE COVENANTS AND AGREES TO PAY, AND TO INDEMNIFY LESSOR AGAINST, ALL LEGAL COSTS AND CHARGES, INCLUDING COUNSEL FEES, LAWFULLY AND REASONABLY INCURRED IN OBTAINING POSSESSION OF THE PREMISES AFTER DEFAULT BY LESSEE OR UPON EXPIRATION OR EARLIER TERMINATION OF THE TERM OF THIS LEASE OR IN ENFORCING ANY COVENANT OR AGREEMENT OF LESSEE HEREIN CONTAINED.

         THE COVENANTS BY LESSEE TO INDEMNIFY LESSOR PROVIDED IN THIS ARTICLE SHALL SURVIVE THE TERMINATION OF THIS LEASE WITH RESPECT TO ANY CLAIMS, DAMAGES, LIABILITIES, COSTS, LOSSES AND EXPENSES THEREAFTER ASSERTED OR INCURRED BASED UPON, ARISING FROM OR TRACEABLE TO (IN WHOLE OR IN PART) ANY EVENTS, ACTS, OMISSIONS, OR OCCURRENCES DURING THE TERM OF THIS LEASE.

         5.4 LESSOR AGREES TO PROTECT AND TO INDEMNIFY AND SAVE HARMLESS LESSEE AGAINST AND FROM ANY AND ALL CLAIMS, DAMAGES, LIABILITIES, COSTS, LOSSES, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) ARISING OR RESULTING IN ANY MANNER, DIRECTLY OR INDIRECTLY, (i) FROM ANY ACT OR OMISSION OF LESSOR OR ANY OF LESSOR'S AGENTS, EMPLOYEES, OFFICERS, DIRECTORS, INVITEES, CONTRACTORS OR REPRESENTATIVES OCCURRING PRIOR TO THE DATE OF THIS LEASE AGREEMENT, (ii) FROM THE OPERATION OF LESSOR'S BUSINESS OR THE BUSINESS OF ANY PRIOR TENANT ON AND ABOUT THE LEASED PREMISES PRIOR TO THE DATE OF THIS LEASE AGREEMENT, OR (iii) FROM ANY ENVIRONMENTAL CONTAMINATION OR THE PRESENCE OF ANY TOXIC OR HAZARDOUS SUBSTANCE THAT EXISTS ON THE LEASED PREMISES AS OF OR PRIOR TO THE DATE OF THIS LEASE AGREEMENT, OR (iv) FROM ANY BREACH OR DEFAULT ON THE PART OF LESSOR IN THE PERFORMANCE OF ANY COVENANT OR AGREEMENT ON THE PART OF LESSOR TO BE PERFORMED PURSUANT TO THE TERMS OF THIS LEASE, WHETHER OR NOT ACTED UPON BY LESSEE.

                                   ARTICLE 6

         Lessee shall not assign or hypothecate this Lease, or any part thereof, of the leased premises, either voluntarily or involuntarily, or by operation of law, without the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed. Lessee shall not sublease and grant concessions on all or any part of the leased premises without the consent of Lessor and shall in all such cases remain fully and directly responsible for all of the obligations of Lessee hereunder.

                                   ARTICLE 7

         All improvements erected upon the leased premises shall become a part thereof and shall become the property of Lessor upon the termination of this Lease. All trade fixtures installed by and belonging to Lessee may be removed by Lessee upon termination of this Lease, provided Lessee is not in default under the terms of this Lease and that same may be so removed without permanent damage to any building or improvements on the premises, and provided further that any damage to the said building or improvements occasioned by such removal shall be promptly repaired by Lessee. In the event said fixtures are not so removed within sixty (60) days from and after termination of this Lease, the same shall become the property of Lessor.

                                   ARTICLE 8

         Lessee accepts the leased premises as is, in its present condition, and Lessor has made no representation or warranty as to the condition, habitability, or fitness for any purpose of the leased premises, and Lessor shall not be liable for any latent or patent defects therein; provided, however, Lessor has not received notice of and is not aware of any material violations of applicable laws that exist at the leased premises.

         Lessee agrees that it accepts the premises "as is" and hereby waives any claim against Lessor for any latent defects which may exist. Any building and improvements constructed upon the leased premises shall constitute and be a part of the leased premises for all purposes.

         Lessee shall be obligated, at its sole cost and expense, to keep all of the leased premises, including, but not limited to, all glass, roofs, fixtures, plumbing, wiring, HVAC equipment, walls and parking and driveway areas in good order and repair, usual wear and tear and damage by the elements, earthquake and fires excepted. Lessee may, at its sole cost and expense, make additional alterations and improvements to any building and improvements as it deems necessary during the period of said Lease, provided, however, that no structural improvements, alterations or additions shall be made without Lessor's written consent, which consent shall not be unreasonably withheld. Lessee shall hold Lessor harmless for any cost or expenses incurred in connection with any such initial or subsequent improvements or additions. Notwithstanding the foregoing, Lessee shall be permitted to make any alterations to the leased premises that may be required from time to time by applicable law without the consent of Lessor; provided, however, prior to making any alteration Lessee shall notify Lessor and shall be subject to the reasonable directions of the Lessor in making such alteration, and all of such alterations shall be made at Lessee's sole expense. If any repair should be necessitated by reason of an insured casualty, Lessee's obligation shall be limited to the extent of insurance proceeds received by Lessee.

         Nothing in this article limits the indemnities for third-party liabilities provided by this Lease.

                                   ARTICLE 9

         Lessee shall comply with all laws, ordinances, judgments, injunctions, orders, regulations, rules, requirements, guidelines, and notices (hereinafter called "legal requirements") of every kind or nature, applicable in any way to the conduct of Lessee's business, or any maintenance, repair or construction work undertaken on the leased premises, or to Lessee's use or occupancy of the leased premises, and whether the same or any of them relate to ordinary or extraordinary, structural or nonstructural, changes or requirements to or in and about said premises, or any improvements thereon or any such property or changes or requirements incident to or as the result of any use or occupation thereof and Lessee shall pay any and all costs and expenses incidental to such compliance with all legal requirements. Without relieving Lessee of its duty to indemnify Lessor under this Lease or under any other agreement, Lessee shall have the right to contest the validity of or seek a variance from or review of said legal requirements by legal proceedings or in any such other manner as it deems suitable, and may have, if able, said legal requirements cancelled, removed, or revoked without actual compliance with the same, and if such actions or proceedings are instituted, they shall be conducted promptly at the expense of Lessee and free of expense to Lessor. Notwithstanding the foregoing, Lessee shall not be obligated to indemnify Lessor for any violation of legal requirements relating to the condition of the leased premises existing on the date hereof. If and whenever said legal requirements shall become absolute against Lessee and the leased premises, or against Lessor, after contest thereof, Lessee shall then comply with the same with due diligence. Lessor shall have no duty to inspect, monitor, check or otherwise supervise, review or enforce any of Lessee's responsibilities hereunder and Lessor's failure to do so shall in no way limit the liability of Lessee to indemnify Lessor as provided in this Lease or any other agreement. Lessor will join in any contest provided for in this article at the request of Lessee, but at Lessee's sole cost and expense, and as a condition of such joinder may require reasonable indemnity against costs or other damages by reason of such joinder.

                                   ARTICLE 10

         Lessor shall not be liable for any damage occasioned by failure to keep the premises in repair and shall not be liable for any damage done or occasioned by or from plumbing, gas, water, steam, or other pipes or sewerage, nor for any damages arising from acts of neglect of Lessee, sub-lessees or other occupants of the premises, with or without Lessor's consent, or of any owners or occupants of adjacent or contiguous property.

                                   ARTICLE 11

         Lessee may use the premises solely for the purpose of operating a Mexican food restaurant. Lessee shall not permit said premises to be used for any unlawful purpose or purposes that will injure the reputation of the same or the improvements thereon and will not permit the same or any portion thereof to remain vacant or unoccupied for more than one (1) month without the consent of Lessor, which consent will not be unreasonably withheld.

                                   ARTICLE 12

         Lessee shall pay, in addition to the rents above specified, all utility bills of any nature, and garbage, sewerage, and waste disposal costs and expenses levied or charged on said premises for and during the time for which this Lease is granted.

                                   ARTICLE 13

         If Lessee shall fail to pay any rental as herein provided when the same is due and payable, or if Lessee shall fail to observe, keep or perform any other provisions of this Lease required to be observed, kept or performed by Lessee, Lessee shall have twenty (20) days from and after written notice of default within which to cure same; provided if such default is of a nature that it cannot be cured within twenty (20) days and Lessee commences to cure such default within such twenty (20) day period and thereafter diligently proceeds to cure such default, the twenty (20) day period shall be extended for an additional one hundred twenty (120) days so long as Lessee is diligently proceeding in good faith to cure such default. If Lessee shall fail to cure any default as provided herein, Lessor shall have the right at its election and in addition and without prejudice to any other remedies, to declare the entire amount of rental due and payable forthwith, and/or to terminate this Lease and/or enter upon said leased premises or any part thereof either with, or without, process of law, and Lessee, or any person or persons occupying the same, may be expelled, removed or put out, using such force as may be necessary so to do, and repossess and enjoy said premises as before this Lease, without prejudice to any remedies which might otherwise be used for arrears of rent or preceding breach of covenants.

         Any repossession of said premises shall not constitute a termination of this Lease unless Lessor so notified Lessee in writing, and Lessor shall have the right, at its option, to lease the premises so repossessed to any other person or persons upon such terms and conditions as Lessor shall determine. In such event, Lessee shall be and remain liable to Lessor for the difference between the rental provided herein and the rentals so obtained from any third person, plus all costs and expenses to Lessor of repossessing and releasing said premises, and of transporting, repairing and/or otherwise handling the fixtures and equipment located thereon.

                                   ARTICLE 14

         If at any time during the term hereof, proceedings in bankruptcy shall be instituted by or against Lessee and result in an adjudication of bankruptcy, or if Lessee shall file, or any creditor shall file, or any other person shall file, any petition in bankruptcy, under the Bankruptcy Act of the United States of America as such act is now in force, or the same may be amended or superseded, and shall be judicially approved, or a receiver of the business or assets of Lessee shall be appointed, and if such appointment be not vacated within twenty (20) days after notice thereof to Lessee, or if a general assignment is made by Lessee or sub-lessee for the benefit of creditors, any sheriff, marshal, constable or keeper take possession thereof by authority of any attachment or execution proceedings, Lessor may at its option, in either or any of such events, without notice to Lessee or any other person or persons, immediately recapture and take possession of the leased premises and terminate this Lease, with or without process of law; such process being expressly waived by Lessee.

                                   ARTICLE 15

         In the event that greater than fifty percent (50%) of the leased premises is destroyed or significantly damaged by fire or other casualty, the Lessee shall have the right to terminate this Lease in accordance with this
Article 15, and the Lessor shall have the right to terminate this Lease in accordance with this Article 15 if fewer than five (5) years remain for the balance of this Lease and any renewals at such time. Upon such event, any party entitled to terminate the Lease must do so by giving written notice to the other party within thirty (30) days of the date that the damaged was sustained by the leased premises. If the parties do not exercise any right they have to terminate the Lease, or if less than fifty percent (50%) of the leased premises is destroyed or significantly damaged by fire or other casualty, then the Lease will not terminate and in that event Lessor shall be obligated to restore the leased premises to substantially the same condition as before the damage was sustained thereto, provided that Lessor shall not be obligated to spend any amount to restore the leased premises that exceeds the amount of insurance proceeds that Lessor receives as a result of the damage sustained to the leased premises. Lessor shall not be obligated to begin restoring the leased premises until Lessor has received the insurance proceeds payable as a result of the damage. So long as the damage to the leased premises was not caused of Lessee's negligence or intentional act, then the rent payable hereunder shall be abated during such time that the Lessee is unable to use the leased premises until they have been restored. Lessee shall not be entitled to any abatement of rent if the damage to the leased premises was caused by Lessee's negligence or intentional act.

         Regardless of the cause of any damage sustained by the leased premises, in no event shall Lessee receive or be entitled to compensation or damages from Lessor on account of any loss, whether of business, profits, property, or otherwise, or for inconvenience, annoyance or personal injury resulting from such destruction, or from or in the course of restoration, repair or reconstruction of all or any part of the buildings or improvements, nor for any loss, injury to or damage to persons or property in, upon or from the leased premises from any cause or from the termination of this Lease, as herein provided.

                                   ARTICLE 16

         Each and all of the terms, conditions, covenants and obligations hereof shall inure to the benefit of and bind the successors in interest of the parties hereto, provided that these provisions shall not be deemed to alter the provisions of Article 6 hereof.

                                   ARTICLE 17

         17.1 Total Taking. If all or substantially all of the improvements on the Leased Premises or the Leased Premises shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose (other than for temporary use or occupancy), the term of this Lease shall terminate as of the date of vesting of title (the "Date of the Taking") and, subject to a proration and apportionment of all rental and other sums due hereunder as of the Date of the Taking, no further rent shall be due hereunder.

         17.2 Partial Taking. If a part of the Leased Premises shall be so taken by condemnation, then Lessor shall give Lessee prompt written notice thereof and the part so taken shall no longer constitute part of the Leased Premises, but this Lease shall continue in force and effect as to the part not so taken; provided, however, that Lessee may elect to terminate this Lease (i) if a partial taking is more than fifty percent (50%) of the Leased Premises;
(ii) if the partial taking lasts for more than one (1) year; or (iii) if, in the good faith and mutual judgment of Lessee and Lessor, the remaining portion of the Leased Premises cannot be economically and practicably used by Lessee for the conduct of its business. Lessee shall give notice of any election to terminate to Lessor not later than sixty (60) days after notice of such taking is given by Lessor to Lessee. Upon the date specified in Lessee's notice (which shall not be more than one hundred eighty
(180) days thereafter), the term of this Lease shall terminate and, subject to a proration and apportionment of all rental and other sums due hereunder as of the Date of the Taking and such date, as applicable, no further rent shall be due hereunder. Upon a partial taking and the term of this Lease continuing in force as to any part of the Leased Premises, the rental shall be reduced proportionately based upon the part or parts of the Leased Premises and/or other parts of the improvements so taken.

         17.3 Award. Lessor shall be entitled to receive the entire award in any proceeding with respect to any taking (other than for temporary use and occupancy) provided for in this Article without deduction therefrom for any estate vested in Lessee by this Lease and Lessee shall receive no part of such award, except as hereinafter expressly provided. Lessee shall have the right to make a separate claim with the condemning authority for (i) any moving expenses incurred by Lessee as a result of such condemnation; (ii) any costs incurred and paid by Lessee in connection with any alteration or improvement made by Lessee to the Leased Premises; (iii) the value of any of Lessee's property taken; and (iv) any other separate claim which Lessee may hereafter be permitted to make, provided, however, that such separate claim shall not reduce or adversely affect the amount of the award (as hereinafter defined) to which Lessor is entitled. If Lessee shall not be permitted to make a separate claim in such proceeding, Lessor shall prosecute all claims in such proceeding on behalf of both Lessor and Lessee in which event Lessee may, if it so elects and at its expense, attend hearings, present arguments and generally participate in the conduct of the proceeding; provided, however, that if Lessor incurs any additional expense because of Lessee's exercising its rights under this sentence, Lessee will bear such additional expense.

         17.4 Temporary Taking. If all or any part of the Leased Premises shall be temporarily taken by condemnation or otherwise for any public or quasi-public use or purpose (unless Lessee shall have elected to terminate the term of this Lease in accordance with the option provided in the last sentence of this section), this Lease shall nevertheless remain in full force and effect. Lessee shall continue to be responsible for all of its obligations hereunder insofar as such obligations are not affected by such taking; provided, however, that Lessee shall not be liable for the payment of rental or other sums for the part of the Leased Premises so temporarily taken.

                                   ARTICLE 18

         No express or implied waiver of Lessor or of any default hereunder shall be in any way construed to be a waiver of any future or subsequent default of Lessee, or a waiver of any of the rights of Lessor under the terms of this Lease. If any clause or provision of this Lease is invalid or unenforceable for any reason, such clause or provision shall be deemed severable and the other clauses and provisions hereof shall remain in full force and effect and shall be enforceable to the full extent permitted by law.

                                   ARTICLE 19

         Notices and demands by either party hereto may be given by certified or registered mail, postage prepaid, addressed as follows:

LESSOR:     Casa Ole of Beaumont, Inc.
            8050 Eastex Freeway
            Beaumont, TX 77708

LESSEE:     Casa Ole Restaurants, Inc.
            1135 Edgebrook
            Houston, TX 77034

subject to the right of either party to designate, by notice in writing, any new address to which said notices or demands must be sent.

                                   ARTICLE 20

         Lessor shall have the right to mortgage the leased premises and this Lease shall be subordinate to any existing or future mortgage; provided, however, that the mortgage holder must agree to enter into a nondisturbance agreement with Lessee on terms reasonably acceptable to Lessee and the mortgage holder.

                                   ARTICLE 21

         This Lease shall be binding upon and inure to the benefit of the successors, assigns, heirs, administrators and executors of each of the parties hereto. The parties may concurrently herewith for recording purposes execute a short form of the within lease, the same to be acknowledged by all parties before a Notary Public. Whenever in this Lease the word "mortgage" is used, it shall be deemed to include in its use a "Deed of Trust" and shall also be deemed to include interim mortgages during construction and permanent mortgages after completion of construction.

                                   ARTICLE 22

         This Lease is subject in all events to all easements, restrictions, rights-of-way, and covenants of record affecting the leased premises, and Lessee hereby covenants to abide by all such covenants and restrictions.

         IN WITNESS WHEREOF, the parties have hereunto set their hands effective as of the _____ day of _______________, 199__.



                                        CASA OLE OF BEAUMONT, INC.

                                        By:
                                           ----------------------------------
                                           Thomas L. Harken, Chairman and CEO



                                                                       LESSOR



                                        CASA OLE RESTAURANTS, INC.





                                        By:
                                           ----------------------------------

                                        Title:
                                              -------------------------------



                                                                       LESSEE

THE STATE OF TEXAS         )
                           )
COUNTY OF JEFFERSON        )


         This instrument was acknowledged before me on the _______ day of __________________, 199___, by Thomas L. Harken, Chairman and CEO of Casa Ole of Beaumont, Inc., a Texas corporation, on behalf of said corporation.





                                           ----------------------------------
                                           Notary Public, State of Texas





THE STATE OF TEXAS         )
                           )
COUNTY OF JEFFERSON        )



         This instrument was acknowledged before me on the _______ day of _____________________, 199___, by ___________________, ________________ of Casa
Ole Restaurants, Inc., a Texas corporation, on behalf of said corporation.





                                           ----------------------------------
                                           Notary Public, State of Texas

                                  EXHIBIT "A"



                         DESCRIPTION OF LEASED PREMISES

                        JASPER BUILDING LEASE AGREEMENT



THE STATE OF TEXAS    )
                      )                      KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF JASPER      )


         WITNESS THIS LEASE AGREEMENT made and entered into by and between Casa Ole of Beaumont, Inc., a Texas general business (hereinafter referred to as "Landlord" or "Lessor"), and Casa Ole Restaurants, Inc., a Texas general business (hereinafter referred to as "Tenant" or "Lessee").

         WHEREAS, Lessee desires to lease certain property from Lessor for the conduct of its business;

         NOW, THEREFORE, the parties hereby agree as follows:

                                   ARTICLE 1

         Lessor has leased, demised and rented, and by these presents does lease, demise and rent to Lessee the building and improvements, including expressly Lessor's interest in the premises, parking and delivery areas and all interests and rights appurtenant to the premises, and easements for pedestrian and vehicular ingress and egress over and across the relevant paved areas as exist from time to time, situated in Jasper, Jasper County, Texas, as more fully described in Exhibit A attached hereto, which exhibit is hereby incorporated for all purposes, hereinafter referred to as the "leased premises".

                                   ARTICLE 2

         2.1 The primary term ("Primary Term") of this Lease shall be for fifteen (15) years and shall commence on ______________, 199___ (the "Date of Commencement") and shall expire on _______________, 200___.

         2.2 Lessee is hereby granted and shall, if not at the time in default under this Lease, have an option to renew and extend the term of this Lease for three (3) additional terms of five (5) years each (each such five year renewal term referred to herein as a "Renewal Term"), otherwise on the same terms, covenants and conditions and, subject to the same exceptions and reservations herein contained.

         2.3 The renewal options set forth in paragraph 2.02 above shall be exercised only by Lessee's delivering to Lessor in person or by United States mail not less than two hundred seventy (270) days prior

                 EXHIBIT "D" TO OPTION CONTRACT AND AGREEMENT

                        FORM OF JASPER BUILDING LEASE
to the commencement of each the Renewal Term, written notice of Lessee's intention to exercise such option as herein provided. If mailed, notice shall be deemed given when it is deposited in the U.S. mail, postage prepaid, addressed to Lessor at the address provided herein for the giving of notice.

         2.4 If Lessee shall fail to appropriately exercise the renewal options set forth above, then the Lease shall expire at the end of the current term of the Lease then in effect.

                                   ARTICLE 3

         3.1 During the Primary Term of this Lease, Lessee agrees and obligates itself to pay to Lessor rental in the amount set forth herein, which shall be due and payable as hereinafter provided.

         3.2 Lessee agrees to pay Lessor base rental in monthly installments of TWO THOUSAND FIVE HUNDRED FIFTY AND NO/100 DOLLARS ($2,550.00) each month, said rent being payable on the first (1st) day of each calendar month, monthly in advance, beginning the 1st day of _________, 199___, and continuing monthly thereafter, provided however, upon Lessor's request, Lessee will pay the first month's rental installment to Lessor upon the execution hereof, notwithstanding the fact that this Lease Agreement may be signed prior to the beginning of the Primary Term. At the beginning of each Renewal Term, the base rent shall increase by the sum of ONE HUNDRED FIFTY DOLLARS ($150.00) per month.

         3.3 The monthly installments of base rent shall be due and payable by Lessee monthly in advance as above provided, without demand or other notice.

         3.4 All rental installments, when due and payable, shall be paid in lawful money of the United State of America to Lessor at Lessor's address set forth herein or at such other address as shall be designated by Lessor by written notice given to Lessee at least ten (10) days prior to the next ensuing rental payment date. All rental payable hereunder shall be due and payable without prior demand and without any set-offs or deductions whatsoever.

         3.5     Not applicable.

                                   ARTICLE 4

         4.1 Lessee shall pay, in addition to the rent herein required, all taxes, assessments, and other governmental charges, general or special, ordinary and extraordinary, and any kind and nature whatsoever applicable to the leased premises and all improvements, fixtures and equipment thereon, including but not limited to assessments for public improvements or benefits which shall, during the term hereof, be laid, assessed, levied or imposed or become due and payable and a lien upon the leased premises or any part thereof.

         4.2 Lessee shall pay all personal property taxes levied upon any property in or about said premises; provided that Lessee will not be obligated to pay personal property taxes levied on Lessor's property not utilized by Lessee in the ordinary course of its business.

         4.3 Real property taxes for the fiscal year pertaining to the commencement of this Lease and for the fiscal year pertaining to the termination of this Lease shall be prorated as of the date of said commencement and termination.

         4.4 Except as hereinafter provided, all payments to be made by Lessee pursuant to this article shall be made before any fine, penalty, interest or cost may be added thereto for the non-payment thereof, and Lessee shall furnish Lessor, within thirty (30) days after written request thereof by Lessor, with official receipts or other evidence satisfactory to Lessor that such tax has been paid.

         4.5 Lessee shall have the right in good faith to contest or review by legal proceedings, or in such other manner as it deems suitable (which proceedings, if instituted, shall be conducted promptly at Lessee's expense and free of expense to Lessor) any such charges, real property and personal property taxes, and assessments, provided that upon the conclusion of such proceedings Lessee shall pay the amount that shall be finally assessed or imposed against said premises or be adjudicated or otherwise determined to be due and payable. Lessor will join in any contest or protest provided for in this article at the request of Lessee, but at Lessee's sole cost and expense, and as a condition of such joinder may require reasonable indemnity against costs or other damages by reason of such joinder.

                                   ARTICLE 5

         5.1 During the term of this Lease, Lessee, at its expense, shall keep and maintain upon all improvements and fixtures on the leased premises fire insurance with extended coverage endorsement, written by a responsible insurance company or companies authorized to do an insurance business in Texas and acceptable to Lessor in an amount equal to not less than the full insurable value thereof, excluding foundation and excavation costs. Said policy or policies of insurance shall provide that payment for any losses covered under or by said policy or policies shall be made to Lessor and Lessor shall be entitled to retain the proceeds of any such insurance. A certificate of such insurance shall be forwarded to Lessor by Lessee or on Lessee's behalf.

         5.2 In addition to the insurance required under Section 5.1, Lessee agrees to carry and maintain, and have in full force and effect throughout the term of this Lease, workmen's compensation insurance, general comprehensive liability insurance (which includes, but is not limited to, coverage for products and completed operations and premises operation), and liquor liability insurance, with an insurance company or companies authorized to transact business in the State of Texas, for the benefit of Lessor and Lessee, and for the protection of all persons who may suffer injury while in, on or about the premises or from Lessee's activities and conduct of business. The amount and coverage of such insurance shall be as reasonably approved by Lessor from time to time. Such liability policies, if available, shall be endorsed to insure contractual liabilities of Lessee including but not limited to the indemnities of Lessee to Lessor under this Lease. Lessee agrees to deliver to Lessor, upon request, a certificate showing that said insurance is in full force and effect. The obligation of Lessee for the insurance specified herein may be brought under the provisions of any so-called blanket policies carried by Lessee which otherwise meet the requirements hereof, provided that all of said policies of insurance shall name Lessor as co-insured.

         5.3 LESSEE AGREES TO PROTECT AND TO INDEMNIFY AND SAVE HARMLESS LESSOR AGAINST AND FROM ANY AND ALL CLAIMS, DAMAGES, LIABILITIES, COSTS, LOSSES, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) ARISING OR RESULTING IN ANY MANNER, DIRECTLY OR INDIRECTLY, (i) FROM THE CONDUCT OF LESSEE'S BUSINESS, OR
(ii) FROM ANY WORK, CONSTRUCTION, REPAIRS, MAINTENANCE, OR THING WHATSOEVER DONE OR SUFFERED TO BE

DONE BY LESSEE ON OR ABOUT THE LEASED PREMISES, OR (iii) FROM ANY CONDITION OF OR DEFECT IN THE LEASED PREMISES CAUSED BY LESSEE OR IN ANY FIXTURES, IMPROVEMENTS OR EQUIPMENT NOW OR HEREAFTER LOCATED THEREON OR THEREUNDER CAUSED BY LESSEE, OR (iv) FROM ANY BREACH OR DEFAULT ON THE PART OF LESSEE IN THE PERFORMANCE OF ANY COVENANT OR AGREEMENT ON THE PART OF LESSEE TO BE PERFORMED PURSUANT TO THE TERMS OF THIS LEASE, WHETHER OR NOT ACTED UPON BY LESSOR, OR
(v) FROM ANY ACT OR OMISSION OF LESSEE, OR ANY OF ITS AGENTS, DEALERS, CONTRACTORS, SERVANTS, EMPLOYEES, LICENSEES, OR INVITEES, OR (vi) FROM LEAKS, DISCHARGES, OR EMISSIONS OF ANY KIND FROM THE LEASED PREMISES CAUSED BY LESSEE OR ANY FIXTURES, IMPROVEMENTS OR EQUIPMENT THEREON OR THEREUNDER CAUSED BY LESSEE WHETHER OR NOT SUCH OCCURRENCE CONSTITUTES A VIOLATION OF ANY APPLICABLE LEGAL REQUIREMENTS OR A NUISANCE, OR (vii) FROM ANY FIRE OR EXPLOSION CAUSED BY LESSEE OCCURRING ON OR ABOUT THE LEASED PREMISES OR IN CONNECTION WITH THE OPERATION OF LESSEE'S BUSINESS, OR (viii) FROM ANY NUISANCE CREATED OR SUFFERED TO EXIST BY LESSEE, ITS AGENTS, DEALERS, CONTRACTORS, SERVANTS, EMPLOYEES, LICENSEES, OR INVITEES, OR (ix) ANY VIOLATION OF OR FAILURE TO SATISFY ANY LEGAL REQUIREMENT BY LESSEE DURING THE TERM OF THIS AGREEMENT. THESE INDEMNITIES SHALL APPLY TO ACTS, OMISSIONS, AND OCCURRENCES DURING THE TERM OF THIS LEASE. THESE INDEMNITIES BY LESSEE SHALL APPLY REGARDLESS OF THE SOLE OR ANY CONTRIBUTING NEGLIGENCE OR INTENTIONAL OR NON-NEGLIGENT ACTS OR OMISSIONS OF OR VIOLATION OR LACK OF COMPLIANCE WITH ANY LEGAL REQUIREMENTS BY LESSOR, THEIR AGENTS, CONTRACTORS, EMPLOYEES, SERVANTS, DEALERS, OR LICENSEES. FOR PURPOSES OF THESE INDEMNITIES, DAMAGES SHALL BE DEEMED TO INCLUDE ACTUAL, CONSEQUENTIAL, TREBLE, AND PUNITIVE DAMAGES AND FINES AND PENALTIES OF ANY KIND PAYABLE TO THIRD PARTIES. IN NO EVENT SHALL LESSEE BE LIABLE FOR (I) ANY ACT, OMISSION OR OCCURRENCE OR OTHER LIABILITY (WHETHER CONTRACTUAL OR TORT) RELATING TO THE LEASED PREMISES ARISING PRIOR TO THE DATE OF THIS LEASE, AND/OR
(ii) ANY CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES TO LESSOR FOR ANY MATERS ARISING OUT OF OR RELATED TO THIS LEASE.

         IN CASE ANY ACTION OR PROCEEDING COVERED BY THE FOREGOING INDEMNITY SHOULD BE BROUGHT AGAINST LESSOR, LESSEE, UPON NOTICE FROM LESSOR, COVENANTS TO RESIST OR DEFEND SUCH ACTION OR PROCEEDING BY RETAINING COUNSEL REASONABLY SATISFACTORY TO LESSOR.

         LESSEE COVENANTS AND AGREES TO PAY, AND TO INDEMNIFY LESSOR AGAINST, ALL LEGAL COSTS AND CHARGES, INCLUDING COUNSEL FEES, LAWFULLY AND REASONABLY INCURRED IN OBTAINING POSSESSION OF THE PREMISES AFTER DEFAULT BY LESSEE OR UPON EXPIRATION OR EARLIER TERMINATION OF THE TERM OF THIS LEASE OR IN ENFORCING ANY COVENANT OR AGREEMENT OF LESSEE HEREIN CONTAINED.

         THE COVENANTS BY LESSEE TO INDEMNIFY LESSOR PROVIDED IN THIS ARTICLE SHALL SURVIVE THE TERMINATION OF THIS LEASE WITH RESPECT TO ANY CLAIMS, DAMAGES, LIABILITIES, COSTS, LOSSES AND EXPENSES THEREAFTER ASSERTED OR INCURRED BASED UPON, ARISING FROM OR TRACEABLE TO (IN WHOLE OR IN PART) ANY EVENTS, ACTS, OMISSIONS, OR OCCURRENCES DURING THE TERM OF THIS LEASE.

                                   ARTICLE 6

         Lessee shall not assign or hypothecate this Lease, or any part thereof, of the leased premises, either voluntarily or involuntarily, or by operation of law, without the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed. Lessee shall not sublease and grant concessions on all or any part of the leased premises without the consent of Lessor and shall in all such cases remain fully and directly responsible for all of the obligations of Lessee hereunder.

                                   ARTICLE 7

         All improvements erected upon the leased premises shall become a part thereof and shall become the property of Lessor upon the termination of this Lease. All trade fixtures installed by and belonging to Lessee may be removed by Lessee upon termination of this Lease, provided Lessee is not in default under the terms of this Lease and that same may be so removed without permanent damage to any building or improvements on the premises, and provided further that any damage to the said building or improvements occasioned by such removal shall be promptly repaired by Lessee. In the event said fixtures are not so removed within sixty (60) days from and after termination of this Lease, the same shall become the property of Lessor.

                                   ARTICLE 8

         Lessee accepts the leased premises as is, in its present condition, and Lessor has made no representation or warranty as to the condition, habitability, or fitness for any purpose of the leased premises, and Lessor shall not be liable for any latent or patent defects therein; provided, however, Lessor has not received notice of and is not aware of any material violations of applicable laws that exist at the leased premises.

         Lessee agrees that it accepts the premises "as is" and hereby waives any claim against Lessor for any latent defects which may exist. Any building and improvements constructed upon the leased premises shall constitute and be a part of the leased premises for all purposes.

         Lessee shall be obligated, at its sole cost and expense, to keep all of the leased premises, including, but not limited to, all glass, roofs, fixtures, plumbing, wiring, HVAC equipment, walls and parking and driveway areas in good order and repair, usual wear and tear and damage by the elements, earthquake and fires excepted. Lessee may, at its sole cost and expense, make additional alterations and improvements to any building and improvements as it deems necessary during the period of said Lease, provided, however, that no structural improvements, alterations or additions shall be made without Lessor's written consent, which consent shall not be unreasonably withheld. Lessee shall hold Lessor harmless for any cost or expenses incurred in connection with any such initial or subsequent improvements or additions. Notwithstanding the foregoing, Lessee shall be permitted to make any alterations to the leased premises that may be required from time to time by applicable law without the consent of Lessor; provided, however, prior to making any alteration Lessee shall notify Lessor and shall be subject to the reasonable directions of the Lessor in making such alteration, and all of such alterations shall be made at Lessee's sole expense. If any repair should be necessitated by reason of an insured casualty, Lessee's obligation shall be limited to the extent of insurance proceeds received by Lessee.

         Nothing in this article limits the indemnities for third-party liabilities provided by this Lease.

                                   ARTICLE 9

         Lessee shall comply with all laws, ordinances, judgments, injunctions, orders, regulations, rules, requirements, guidelines, and notices (hereinafter called "legal requirements") of every kind or nature, applicable in any way to the conduct of Lessee's business, or any maintenance, repair or construction work undertaken on the leased premises, or to Lessee's use or occupancy of the leased premises, and whether the same or any of them relate to ordinary or extraordinary, structural or nonstructural, changes or requirements to or in and about said premises, or any improvements thereon or any such property or changes or requirements incident to or as the result of any use or occupation thereof and Lessee shall pay any and all costs and expenses incidental to such compliance with all legal requirements. Without relieving Lessee of its duty to indemnify Lessor under this Lease or under any other agreement, Lessee shall have the right to contest the validity of or seek a variance from or review of said legal requirements by legal proceedings or in any such other manner as it deems suitable, and may have, if able, said legal requirements cancelled, removed, or revoked without actual compliance with the same, and if such actions or proceedings are instituted, they shall be conducted promptly at the expense of Lessee and free of expense to Lessor. Notwithstanding the foregoing, Lessee shall not be obligated to indemnify Lessor for any violation of legal requirements relating to the condition of the leased premises existing on the date hereof. If and whenever said legal requirements shall become absolute against Lessee and the leased premises, or against Lessor, after contest thereof, Lessee shall then comply with the same with due diligence. Lessor shall have no duty to inspect, monitor, check or otherwise supervise, review or enforce any of Lessee's responsibilities hereunder and Lessor's failure to do so shall in no way limit the liability of Lessee to indemnify Lessor as provided in this Lease or any other agreement. Lessor will join in any contest provided for in this article at the request of Lessee, but at Lessee's sole cost and expense, and as a condition of such joinder may require reasonable indemnity against costs or other damages by reason of such joinder.

                                   ARTICLE 10

         Lessor shall not be liable for any damage occasioned by failure to keep the premises in repair and shall not be liable for any damage done or occasioned by or from plumbing, gas, water, steam, or other pipes or sewerage, nor for any damages arising from acts of neglect of Lessee, sub-lessees or other occupants of the premises, with or without Lessor's consent, or of any owners or occupants of adjacent or contiguous property.

                                   ARTICLE 11

         Lessee may use the premises solely for the purpose of operating a Mexican food restaurant. Lessee shall not permit said premises to be used for any unlawful purpose or purposes that will injure the reputation of the same or the improvements thereon and will not permit the same or any portion thereof to remain vacant or unoccupied for more than one (1) month without the consent of Lessor, which consent will not be unreasonably withheld.

                                   ARTICLE 12

         Lessee shall pay, in addition to the rents above specified, all utility bills of any nature, and garbage, sewerage, and waste disposal costs and expenses levied or charged on said premises for and during the time for which this Lease is granted.

                                   ARTICLE 13

         If Lessee shall fail to pay any rental as herein provided when the same is due and payable, or if Lessee shall fail to observe, keep or perform any other provisions of this Lease required to be observed, kept or performed by Lessee, or if Lessee shall default under the Land Lease relating to the premises entered into between Lessee and Harken Real Estate Company, Inc., Lessee shall be in default under this Lease and Lessee shall have twenty (20) days from and after written notice of default within which to cure same; provided if such default is of a nature that it cannot be cured within twenty
(20) days and Lessee commences to cure such default within such twenty (20) day period and thereafter diligently proceeds to cure such default, the twenty (20) day period shall be extended for an additional one hundred twenty (120) days so long as Lessee is diligently proceeding in good faith to cure such default. If Lessee shall fail to cure any default as provided herein, Lessor shall have the right at its election and in addition and without prejudice to any other remedies, to declare the entire amount of rental due and payable forthwith, and/or to terminate this Lease and/or enter upon said leased premises or any part thereof either with, or without, process of law, and Lessee, or any person or persons occupying the same, may be expelled, removed or put out, using such force as may be necessary so to do, and repossess and enjoy said premises as before this Lease, without prejudice to any remedies which might otherwise be used for arrears of rent or preceding breach of covenants.

         Any repossession of said premises shall not constitute a termination of this Lease unless Lessor so notified Lessee in writing, and Lessor shall have the right, at its option, to lease the premises so repossessed to any other person or persons upon such terms and conditions as Lessor shall determine. In such event, Lessee shall be and remain liable to Lessor for the difference between the rental provided herein and the rentals so obtained from any third person, plus all costs and expenses to Lessor of repossessing and releasing said premises, and of transporting, repairing and/or otherwise handling the fixtures and equipment located thereon.

                                   ARTICLE 14

         If at any time during the term hereof, proceedings in bankruptcy shall be instituted by or against Lessee and result in an adjudication of bankruptcy, or if Lessee shall file, or any creditor shall file, or any other person shall file, any petition in bankruptcy, under the Bankruptcy Act of the United States of America as such act is now in force, or the same may be amended or superseded, and shall be judicially approved, or a receiver of the business or assets of Lessee shall be appointed, and if such appointment be not vacated within twenty (20) days after notice thereof to Lessee, or if a general assignment is made by Lessee or sub-lessee for the benefit of creditors, any sheriff, marshal, constable or keeper take possession thereof by authority of any attachment or execution proceedings, Lessor may at its option, in either or any of such events, without notice to Lessee or any other person or persons, immediately recapture and take possession of the leased premises and terminate this Lease, with or without process of law; such process being expressly waived by Lessee.

                                   ARTICLE 15

         In the event that greater than fifty percent (50%) of the leased premises is destroyed or significantly damaged by fire or other casualty, the Lessee shall have the right to terminate this Lease in accordance with this
Article 15, and the Lessor shall have the right to terminate this Lease in accordance with this Article 15 if fewer than five (5) years remain for the balance of this Lease and any renewals at such time. Upon such event, any party entitled to terminate the Lease must do so by giving written notice to the other party within thirty (30) days of the date that the damaged was sustained by the leased premises. If the parties do not exercise any right they have to terminate the Lease, or if less than fifty percent (50%) of the leased premises is destroyed or significantly damaged by fire or other casualty, then the Lease will not terminate and in that event Lessor shall be obligated to restore the leased premises to substantially the same condition as before the damage was sustained thereto, provided that Lessor shall not be obligated to spend any amount to restore the leased premises that exceeds the amount of insurance proceeds that Lessor receives as a result of the damage sustained to the leased premises. Lessor shall not be obligated to begin restoring the leased premises until Lessor has received the insurance proceeds payable as a result of the damage. So long as the damage to the leased premises was not caused of Lessee's negligence or intentional act, then the rent payable hereunder shall be abated during such time that the Lessee is unable to use the leased premises until they have been restored. Lessee shall not be entitled to any abatement of rent if the damage to the leased premises was caused by Lessee's negligence or intentional act.

         Regardless of the cause of any damage sustained by the leased premises, in no event shall Lessee receive or be entitled to compensation or damages from Lessor on account of any loss, whether of business, profits, property, or otherwise, or for inconvenience, annoyance or personal injury resulting from such destruction, or from or in the course of restoration, repair or reconstruction of all or any part of the buildings or improvements, nor for any loss, injury to or damage to persons or property in, upon or from the leased premises from any cause or from the termination of this Lease, as herein provided.

                                   ARTICLE 16

         Each and all of the terms, conditions, covenants and obligations hereof shall inure to the benefit of and bind the successors in interest of the parties hereto, provided that these provisions shall not be deemed to alter the provisions of Article 6 hereof.

                                   ARTICLE 17

         17.1 Total Taking. If all or substantially all of the improvements on the Leased Premises or the Leased Premises shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose (other than for temporary use or occupancy), the term of this Lease shall terminate as of the date of vesting of title (the "Date of the Taking") and, subject to a proration and apportionment of all rental and other sums due hereunder as of the Date of the Taking, no further rent shall be due hereunder.

         17.2 Partial Taking. If a part of the Leased Premises shall be so taken by condemnation, then Lessor shall give Lessee prompt written notice thereof and the part so taken shall no longer constitute part of the Leased Premises, but this Lease shall continue in force and effect as to the part not so taken; provided, however, that Lessee may elect to terminate this Lease (i) if a partial taking is more than fifty percent (50%) of the Leased Premises;
(ii) if the partial taking lasts for more than one (1) year; or (iii) if, in the good faith and mutual judgment of Lessee and Lessor, the remaining portion of the Leased Premises cannot be economically and practicably used by Lessee for the conduct of its business. Lessee shall give notice of any election to terminate to Lessor not later than sixty (60) days after notice of such taking is given by Lessor to Lessee. Upon the date specified in Lessee's notice (which shall not be more than one hundred eighty (180) days thereafter), the term of this Lease shall terminate and, subject to a proration and apportionment of all rental and other sums due hereunder as of the Date of the Taking and such date, as applicable, no further rent shall be due hereunder. Upon a partial taking and the term of this Lease continuing in force as to any part of the Leased Premises, the rental shall be reduced proportionately based upon the part or parts of the Leased Premises and/or other parts of the improvements so taken.

         17.3 Award. Lessor shall be entitled to receive the entire award in any proceeding with respect to any taking (other than for temporary use and occupancy) provided for in this Article without deduction therefrom for any estate vested in Lessee by this Lease and Lessee shall receive no part of such award, except as hereinafter expressly provided. Lessee shall have the right to make a separate claim with the condemning authority for (i) any moving expenses incurred by Lessee as a result of such condemnation; (ii) any costs incurred and paid by Lessee in connection with any alteration or improvement made by Lessee to the Leased Premises; (iii) the value of any of Lessee's property taken; and (iv) any other separate claim which Lessee may hereafter be permitted to make, provided, however, that such separate claim shall not reduce or adversely affect the amount of the award (as hereinafter defined) to which Lessor is entitled. If Lessee shall not be permitted to make a separate claim in such proceeding, Lessor shall prosecute all claims in such proceeding on behalf of both Lessor and Lessee in which event Lessee may, if it so elects and at its expense, attend hearings, present arguments and generally participate in the conduct of the proceeding; provided, however, that if Lessor incurs any additional expense because of Lessee's exercising its rights under this sentence, Lessee will bear such additional expense.

         17.4 Temporary Taking. If all or any part of the Leased Premises shall be temporarily taken by condemnation or otherwise for any public or quasi-public use or purpose (unless Lessee shall have elected to terminate the term of this Lease in accordance with the option provided in the last sentence of this section), this Lease shall nevertheless remain in full force and effect. Lessee shall continue to be responsible for all of its obligations hereunder insofar as such obligations are not affected by such taking; provided, however, that Lessee shall not be liable for the payment of rental or other sums for the part of the Leased Premises so temporarily taken.

                                   ARTICLE 18

         No express or implied waiver of Lessor or of any default hereunder shall be in any way construed to be a waiver of any future or subsequent default of Lessee, or a waiver of any of the rights of Lessor under the terms of this Lease. If any clause or provision of this Lease is invalid or unenforceable for any reason, such clause or provision shall be deemed severable and the other clauses and provisions hereof shall remain in full force and effect and shall be enforceable to the full extent permitted by law.

                                   ARTICLE 19

         Notices and demands by either party hereto may be given by certified or registered mail, postage prepaid, addressed as follows:

LESSOR:    Casa Ole of Beaumont, Inc.
           8050 Eastex Freeway
           Beaumont, TX 77708

LESSEE:    Casa Ole Restaurants, Inc.
           1135 Edgebrook
           Houston, TX 77034

subject to the right of either party to designate, by notice in writing, any new address to which said notices or demands must be sent.

                                   ARTICLE 20

         Lessor shall have the right to mortgage the leased premises and this Lease shall be subordinate to any existing or future mortgage; provided, however, that the mortgage holder must agree to enter into a nondisturbance agreement with Lessee on terms reasonably acceptable to Lessee and the mortgage holder.

                                   ARTICLE 21

         This Lease shall be binding upon and inure to the benefit of the successors, assigns, heirs, administrators and executors of each of the parties hereto. The parties may concurrently herewith for recording purposes execute a short form of the within lease, the same to be acknowledged by all parties before a Notary Public. Whenever in this Lease the word "mortgage" is used, it shall be deemed to include in its use a "Deed of Trust" and shall also be deemed to include interim mortgages during construction and permanent mortgages after completion of construction.

                                   ARTICLE 22

         This Lease is subject in all events to all easements, restrictions, rights-of-way, and covenants of record affecting the leased premises, and Lessee hereby covenants to abide by all such covenants and restrictions.

         IN WITNESS WHEREOF, the parties have hereunto set their hands effective as of the _____ day of _______________, 199__.



                                        CASA OLE OF BEAUMONT, INC.

                                        By:
                                           ------------------------------
                                               Tom Harken, President

                                          LESSOR



                                        CASA OLE RESTAURANTS, INC.





                                        By:
                                           ------------------------------

                                        Title:
                                           ------------------------------


                                          LESSEE

THE STATE OF TEXAS      )
                        )
COUNTY OF JEFFERSON     )



         This instrument was acknowledged before me on the _______ day of __________________, 199___, by Tom Harken, President of Casa Ole of Beaumont, Inc., a Texas corporation, on behalf of said corporation.





                                           ------------------------------
                                           Notary Public, State of Texas



THE STATE OF TEXAS      )
                        )
COUNTY OF JEFFERSON     )



         This instrument was acknowledged before me on the _______ day of _____________________, 199___, by ___________________, ________________ of Casa
Ole Restaurants, Inc., a Texas corporation, on behalf of said corporation.





                                           ------------------------------
                                           Notary Public, State of Texas

                                  EXHIBIT "A"



                         DESCRIPTION OF LEASED PREMISES

                 EXHIBIT "E" TO OPTION CONTRACT AND AGREEMENT

                          FORM OF JASPER LAND LEASE

                          JASPER LAND LEASE AGREEMENT



THE STATE OF TEXAS      )
                        )                       KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF JASPER        )



         WITNESS THIS LEASE AGREEMENT made and entered into by and between Harken Real Estate Company, Inc., a Texas general business (hereinafter referred to as "Landlord" or "Lessor"), and Casa Ole Restaurants, Inc., a Texas general business (hereinafter referred to as "Tenant" or "Lessee").

         WHEREAS, Lessee desires to lease certain property from Lessor for the conduct of its business;

         NOW, THEREFORE, the parties hereby agree as follows:

                                   ARTICLE 1

         Lessor has leased, demised and rented, and by these presents does lease, demise and rent to Lessee the land, including expressly Lessor's interest in the parking and delivery areas and all interests and rights appurtenant to the premises, and easements for pedestrian and vehicular ingress and egress over and across the relevant paved areas as exist from time to time, situated in Jasper, Jasper County, Texas, as more fully described in Exhibit A attached hereto, which exhibit is hereby incorporated for all purposes, hereinafter referred to as the "leased premises", but in all events subject to the provisions of Article 23 hereof.

                                   ARTICLE 2

         2.1 The primary term ("Primary Term") of this Lease shall be for fifteen (15) years and shall commence on ______________, 199___ (the "Date of Commencement") and shall expire on _______________, 200___.

         2.2 Lessee is hereby granted and shall, if not at the time in default under this Lease, have an option to renew and extend the term of this Lease for three (3) additional terms of five (5) years each (each such five year renewal term referred to herein as a "Renewal Term"), otherwise on the same terms, covenants and conditions and, subject to the same exceptions and reservations herein contained.

         2.3 The renewal options set forth in paragraph 2.02 above shall be exercised only by Lessee's delivering to Lessor in person or by United States mail not less than two hundred seventy (270) days prior to the commencement of each the Renewal Term, written notice of Lessee's intention to exercise such option as herein provided. If mailed, notice shall be deemed given when it is deposited in the U.S. mail, postage prepaid, addressed to Lessor at the address provided herein for the giving of notice.

         2.4 If Lessee shall fail to appropriately exercise the renewal options set forth above, then the Lease shall expire at the end of the current term of the Lease then in effect.

                                   ARTICLE 3

         3.1 During the Primary Term of this Lease, Lessee agrees and obligates itself to pay to Lessor rental in the amount set forth herein, which shall be due and payable as hereinafter provided.

         3.2 Lessee agrees to pay Lessor base rental in monthly installments of TWO THOUSAND NINE HUNDRED FIFTY AND NO/100 DOLLARS ($2,950.00) each month, said rent being payable on the first (1st) day of each calendar month, monthly in advance, beginning the 1st day of _________, 199___, and continuing monthly thereafter, provided however, upon Lessor's request, Lessee will pay the first month's rental installment to Lessor upon the execution hereof, notwithstanding the fact that this Lease Agreement may be signed prior to the beginning of the Primary Term. At the beginning of each Renewal Term, the base rent shall increase by the sum of ONE HUNDRED FIFTY DOLLARS ($150.00) per month.

         3.3 The monthly installments of base rent shall be due and payable by Lessee monthly in advance as above provided, without demand or other notice.

         3.4 All rental installments, when due and payable, shall be paid in lawful money of the United State of America to Lessor at Lessor's address set forth herein or at such other address as shall be designated by Lessor by written notice given to Lessee at least ten (10) days prior to the next ensuing rental payment date. All rental payable hereunder shall be due and payable without prior demand and without any set-offs or deductions whatsoever.

         3.5     (a)      In addition to the base rent provided above, Lessee
agrees to pay to Lessor, as additional rent for the use and occupancy of the leased premises, a sum equal to five percent (5%) of all of

Lessee's annual gross receipts in excess of ONE MILLION THREE HUNDRED TWENTY THOUSAND DOLLARS ($1,320,000.00) that Lessee realizes each lease year from operation of the leased premises. This percentage rent shall be paid monthly, beginning on the twentieth (20th) day of the month immediately following the month in which Lessee's gross receipts for the current lease year have reached ONE MILLION THREE HUNDRED TWENTY THOUSAND DOLLARS ($1,320,000.00), and continuing on the same day of each succeeding month thereafter for the remainder of the then current lease year.

                 (b) The term GROSS RECEIPTS as used in this Lease means receipts from gross retail sales of Lessee and of all licensees, concessionaires and lessees of Lessee from all business conducted on or from the leased premises by Lessee and all others, whether such sales be evidenced by check, credit, charge account, exchange or otherwise.

                 1. The term GROSS RECEIPTS includes, but is not limited to, the following:

                 (i) The amounts received from the sale of food, beverages, merchandise and services sold or performed in, on or from the leased premises, whether such orders be filled from the leased premises or elsewhere.

                 (ii) Proceeds from all automatic vending and other machines owned and operated by Lessee in or on the premises.

                 (iii) Commissions received by Lessee from automatic vending and other machines not owned by Lessee but operated in or on the leased premises.

                 (iv) Commissions received by Lessee from the operation of public telephones in or on the leased premises.

                 (v) Proceeds from sales of merchandise or services based on orders solicited or taken from, in or on the leased premises, to be delivered or performed off of the leased premises or from sources outside of the leased premises.

                 2. The term GROSS RECEIPTS does not include the following items, which may be excluded from gross receipts to the extent they have been included:

                 (i) Credits and refunds made to customers for foods, beverages or merchandise returned or exchanged or for services performed unsatisfactorily.

                 (ii) Any sales, use, value added or gross receipts tax imposed by any federal, state, municipal or governmental authority directly on sales and collected from customers, provided that the amount of the tax is added to the selling price or absorbed in that price and paid by Lessee to the governmental authority.

                 (c) On or before the twentieth (20th) day following each month during the term and each renewal term of this Lease, Lessee shall furnish Lessor with a true and accurate statement, signed by Lessee or by an authorized representative of Lessee, showing the gross receipts, as defined in paragraph
(b) for the preceding month.

                 (d) For the purpose of ascertaining the amount payable as rent, Lessee agrees to prepare and maintain for a period of not less than three
(3) years following the end of each lease year, adequate records that will show inventories and receipts of food, beverages and merchandise at the leased premises and daily receipts from all sales and other transactions on or from the leased premises by Lessee and any other persons conducting any business on or from the leased premises. At the time of each transaction, Lessee or any other person conducting the transaction on or from the leased premises will record all receipts from sales and other transactions, whether for cash or credit, in a cash register or registers having a cumulative total and sealed in a manner approved by Lessor and having such other features as approved by Lessor. Lessee further agrees to maintain on the leased premises, or at its corporate headquarters, for at least five (5) years following the end of each lease year, all sales, use, value added, gross receipts and occupation tax returns with respect to the lease year and all pertinent original sales records. Pertinent original sales records shall include the following: all cash register tapes, serially numbered sales slips and originals of all orders filled by Lessee from the leased premises or processed by Lessee at the leased premises and filled from some location other than the leased premises.

                 (e) Lessor and authorized representatives of Lessor shall have the right to examine the records described in the preceding paragraph at the leased premises during Lessee's regular business hours. If, on examination of the books or records of Lessee, an error shall be revealed in favor of Lessor that results in additional percentage rental due Lessor in excess of $2,500.00, then the reasonable costs of the examination must be paid by Lessee to Lessor. Otherwise, Lessor will bear the cost of the examination.

                                   ARTICLE 4

         4.1 Lessee shall pay, in addition to the rent herein required, all taxes, assessments, and other governmental charges, general or special, ordinary and extraordinary, and any kind and nature whatsoever applicable to the leased premises and all improvements, fixtures and equipment thereon, including but not limited to assessments for public improvements or benefits which shall, during the term hereof, be laid, assessed, levied or imposed or become due and payable and a lien upon the leased premises or any part thereof.

         4.2 Lessee shall pay all personal property taxes levied upon any property in or about said premises; provided that Lessee will not be obligated to pay personal property taxes levied on Lessor's property not utilized by Lessee in the ordinary course of its business.

         4.3 Real property taxes for the fiscal year pertaining to the commencement of this Lease and for the fiscal year pertaining to the termination of this Lease shall be prorated as of the date of said commencement and termination.

         4.4 Except as hereinafter provided, all payments to be made by Lessee pursuant to this article shall be made before any fine, penalty, interest or cost may be added thereto for the non-payment thereof, and Lessee shall furnish Lessor, within thirty (30) days after written request thereof by Lessor, with official receipts or other evidence satisfactory to Lessor that such tax has been paid.

         4.5 Lessee shall have the right in good faith to contest or review by legal proceedings, or in such other manner as it deems suitable (which proceedings, if instituted, shall be conducted promptly at Lessee's expense and free of expense to Lessor) any such charges, real property and personal property taxes, and assessments, provided that upon the conclusion of such proceedings Lessee shall pay the amount that shall be finally assessed or imposed against said premises or be adjudicated or otherwise determined to be due and payable. Lessor will join in any contest or protest provided for in this article at the request of Lessee, but at Lessee's sole cost and expense, and as a condition of such joinder may require reasonable indemnity against costs or other damages by reason of such joinder.

                                   ARTICLE 5

         5.1 During the term of this Lease, Lessee, at its expense, shall keep and maintain upon all improvements and fixtures on the leased premises fire insurance with extended coverage endorsement, written by a responsible insurance company or companies authorized to do an insurance business in Texas and acceptable to Lessor in an amount equal to not less than the full insurable value thereof, excluding foundation and excavation costs. Said policy or policies of insurance shall provide that payment for any losses covered under or by said policy or policies shall be made to Lessor and Lessor shall be entitled to retain the proceeds of any such insurance. A certificate of such insurance shall be forwarded to Lessor by Lessee or on Lessee's behalf.

         5.2 In addition to the insurance required under Section 5.1, Lessee agrees to carry and maintain, and have in full force and effect throughout the term of this Lease, workmen's compensation insurance, general comprehensive liability insurance (which includes, but is not limited to, coverage for products and completed operations and premises operation), and liquor liability insurance, with an insurance company or companies authorized to transact business in the State of Texas, for the benefit of Lessor and Lessee, and for the protection of all persons who may suffer injury while in, on or about the premises or from Lessee's activities and conduct of business. The amount and coverage of such insurance shall be as reasonably approved by Lessor from time to time. Such liability policies, if available, shall be endorsed to insure contractual liabilities of Lessee including but not limited to the indemnities of Lessee to Lessor under this Lease. Lessee agrees to deliver to Lessor, upon request, a certificate showing that said insurance is in full force and effect. The obligation of Lessee for the insurance specified herein may be brought under the provisions of any so-called blanket policies carried by Lessee which otherwise meet the requirements hereof, provided that all of said policies of insurance shall name Lessor as co-insured.

         5.3 LESSEE AGREES TO PROTECT AND TO INDEMNIFY AND SAVE HARMLESS LESSOR AGAINST AND FROM ANY AND ALL CLAIMS, DAMAGES, LIABILITIES, COSTS, LOSSES, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) ARISING OR RESULTING IN ANY MANNER, DIRECTLY OR INDIRECTLY, (i) FROM THE CONDUCT OF LESSEE'S BUSINESS, OR
(ii) FROM ANY WORK, CONSTRUCTION, REPAIRS, MAINTENANCE, OR THING WHATSOEVER DONE OR SUFFERED TO BE

DONE BY LESSEE ON OR ABOUT THE LEASED PREMISES, OR (iii) FROM ANY CONDITION OF OR DEFECT IN THE LEASED PREMISES CAUSED BY LESSEE OR IN ANY FIXTURES, IMPROVEMENTS OR EQUIPMENT NOW OR HEREAFTER LOCATED THEREON OR THEREUNDER CAUSED BY LESSEE, OR (iv) FROM ANY BREACH OR DEFAULT ON THE PART OF LESSEE IN THE PERFORMANCE OF ANY COVENANT OR AGREEMENT ON THE PART OF LESSEE TO BE PERFORMED PURSUANT TO THE TERMS OF THIS LEASE, WHETHER OR NOT ACTED UPON BY LESSOR, OR
(v) FROM ANY ACT OR OMISSION OF LESSEE, OR ANY OF ITS AGENTS, DEALERS, CONTRACTORS, SERVANTS, EMPLOYEES, LICENSEES, OR INVITEES, OR (vi) FROM LEAKS, DISCHARGES, OR EMISSIONS OF ANY KIND FROM THE LEASED PREMISES CAUSED BY LESSEE OR ANY FIXTURES, IMPROVEMENTS OR EQUIPMENT THEREON OR THEREUNDER CAUSED BY LESSEE WHETHER OR NOT SUCH OCCURRENCE CONSTITUTES A VIOLATION OF ANY APPLICABLE LEGAL REQUIREMENTS OR A NUISANCE, OR (vii) FROM ANY FIRE OR EXPLOSION CAUSED BY LESSEE OCCURRING ON OR ABOUT THE LEASED PREMISES OR IN CONNECTION WITH THE OPERATION OF LESSEE'S BUSINESS, OR (viii) FROM ANY NUISANCE CREATED OR SUFFERED TO EXIST BY LESSEE, ITS AGENTS, DEALERS, CONTRACTORS, SERVANTS, EMPLOYEES, LICENSEES, OR INVITEES, OR (ix) ANY VIOLATION OF OR FAILURE TO SATISFY ANY LEGAL REQUIREMENT BY LESSEE DURING THE TERM OF THIS AGREEMENT. THESE INDEMNITIES SHALL APPLY TO ACTS, OMISSIONS, AND OCCURRENCES DURING THE TERM OF THIS LEASE. THESE INDEMNITIES BY LESSEE SHALL APPLY REGARDLESS OF THE SOLE OR ANY CONTRIBUTING NEGLIGENCE OR INTENTIONAL OR NON-NEGLIGENT ACTS OR OMISSIONS OF OR VIOLATION OR LACK OF COMPLIANCE WITH ANY LEGAL REQUIREMENTS BY LESSOR, THEIR AGENTS, CONTRACTORS, EMPLOYEES, SERVANTS, DEALERS, OR LICENSEES. FOR PURPOSES OF THESE INDEMNITIES, DAMAGES SHALL BE DEEMED TO INCLUDE ACTUAL, CONSEQUENTIAL, TREBLE, AND PUNITIVE DAMAGES AND FINES AND PENALTIES OF ANY KIND PAYABLE TO THIRD PARTIES. IN NO EVENT SHALL LESSEE BE LIABLE FOR (I) ANY ACT, OMISSION OR OCCURRENCE OR OTHER LIABILITY (WHETHER CONTRACTUAL OR TORT) RELATING TO THE LEASED PREMISES ARISING PRIOR TO THE DATE OF THIS LEASE, AND/OR
(ii) ANY CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES TO LESSOR FOR ANY MATERS ARISING OUT OF OR RELATED TO THIS LEASE.

         IN CASE ANY ACTION OR PROCEEDING COVERED BY THE FOREGOING INDEMNITY SHOULD BE BROUGHT AGAINST LESSOR, LESSEE, UPON NOTICE FROM LESSOR, COVENANTS TO RESIST OR DEFEND SUCH ACTION OR PROCEEDING BY RETAINING COUNSEL REASONABLY SATISFACTORY TO LESSOR.

         LESSEE COVENANTS AND AGREES TO PAY, AND TO INDEMNIFY LESSOR AGAINST, ALL LEGAL COSTS AND CHARGES, INCLUDING COUNSEL FEES, LAWFULLY AND REASONABLY INCURRED IN OBTAINING POSSESSION OF THE PREMISES AFTER DEFAULT BY LESSEE OR UPON EXPIRATION OR EARLIER TERMINATION OF THE TERM OF THIS LEASE OR IN ENFORCING ANY COVENANT OR AGREEMENT OF LESSEE HEREIN CONTAINED.

         THE COVENANTS BY LESSEE TO INDEMNIFY LESSOR PROVIDED IN THIS ARTICLE SHALL SURVIVE THE TERMINATION OF THIS LEASE WITH RESPECT TO ANY CLAIMS, DAMAGES, LIABILITIES, COSTS, LOSSES AND EXPENSES THEREAFTER ASSERTED OR INCURRED BASED UPON, ARISING FROM OR TRACEABLE TO (IN WHOLE OR IN PART) ANY EVENTS, ACTS, OMISSIONS, OR OCCURRENCES DURING THE TERM OF THIS LEASE.

                                   ARTICLE 6

         Lessee shall not assign or hypothecate this Lease, or any part thereof, of the leased premises, either voluntarily or involuntarily, or by operation of law, without the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed. Lessee shall not sublease and grant concessions on all or any part of the leased premises without the consent of Lessor and shall in all such cases remain fully and directly responsible for all of the obligations of Lessee hereunder.

                                   ARTICLE 7

         All improvements erected upon the leased premises shall become a part thereof and shall become the property of Lessor upon the termination of this Lease. All trade fixtures installed by and belonging to Lessee may be removed by Lessee upon termination of this Lease, provided Lessee is not in default under the terms of this Lease and that same may be so removed without permanent damage to any building or improvements on the premises, and provided further that any damage to the said building or improvements occasioned by such removal shall be promptly repaired by Lessee. In the event said fixtures are not so removed within sixty (60) days from and after termination of this Lease, the same shall become the property of Lessor.

                                   ARTICLE 8

         Lessee accepts the leased premises as is, in its present condition, and Lessor has made no representation or warranty as to the condition, habitability, or fitness for any purpose of the leased premises, and Lessor shall not be liable for any latent or patent defects therein; provided, however, Lessor has not received notice of and is not aware of any material violations of applicable laws that exist at the leased premises.

         Lessee agrees that it accepts the premises "as is" and hereby waives any claim against Lessor for any latent defects which may exist. Any building and improvements constructed upon the leased premises shall constitute and be a part of the leased premises for all purposes.

         Lessee shall be obligated, at its sole cost and expense, to keep all of the leased premises, including, but not limited to, all glass, roofs, fixtures, plumbing, wiring, HVAC equipment, walls and parking and driveway areas in good order and repair, usual wear and tear and damage by the elements, earthquake and fires excepted. Lessee may, at its sole cost and expense, make additional alterations and improvements to any building and improvements as it deems necessary during the period of said Lease, provided, however, that no structural improvements, alterations or additions shall be made without Lessor's written consent, which consent shall not be unreasonably withheld. Lessee shall hold Lessor harmless for any cost or expenses incurred in connection with any such initial or subsequent improvements or additions. Notwithstanding the foregoing, Lessee shall be permitted to make any alterations to the leased premises that may be required from time to time by applicable law without the consent of Lessor; provided, however, prior to making any alteration Lessee shall notify Lessor and shall be subject to the reasonable directions of the Lessor in making such alteration, and all of such alterations shall be made at Lessee's sole expense. If any repair should be necessitated by reason of an insured casualty, Lessee's obligation shall be limited to the extent of insurance proceeds received by Lessee.

         Nothing in this article limits the indemnities for third-party liabilities provided by this Lease.

                                   ARTICLE 9

         Lessee shall comply with all laws, ordinances, judgments, injunctions, orders, regulations, rules, requirements, guidelines, and notices (hereinafter called "legal requirements") of every kind or nature, applicable in any way to the conduct of Lessee's business, or any maintenance, repair or construction work undertaken on the leased premises, or to Lessee's use or occupancy of the leased premises, and whether the same or any of them relate to ordinary or extraordinary, structural or nonstructural, changes or requirements to or in and about said premises, or any improvements thereon or any such property or changes or requirements incident to or as the result of any use or occupation thereof and Lessee shall pay any and all costs and expenses incidental to such compliance with all legal requirements. Without relieving Lessee of its duty to indemnify Lessor under this Lease or under any other agreement, Lessee shall have the right to contest the validity of or seek a variance from or review of said legal requirements by legal proceedings or in any such other manner as it deems suitable, and may have, if able, said legal requirements cancelled, removed, or revoked without actual compliance with the same, and if such actions or proceedings are instituted, they shall be conducted promptly at the expense of Lessee and free of expense to Lessor. Notwithstanding the foregoing, Lessee shall not be obligated to indemnify Lessor for any violation of legal requirements relating to the condition of the leased premises existing on the date hereof. If and whenever said legal requirements shall become absolute against Lessee and the leased premises, or against Lessor, after contest thereof, Lessee shall then comply with the same with due diligence. Lessor shall have no duty to inspect, monitor, check or otherwise supervise, review or enforce any of Lessee's responsibilities hereunder and Lessor's failure to do so shall in no way limit the liability of Lessee to indemnify Lessor as provided in this Lease or any other agreement. Lessor will join in any contest provided for in this article at the request of Lessee, but at Lessee's sole cost and expense, and as a condition of such joinder may require reasonable indemnity against costs or other damages by reason of such joinder.

                                   ARTICLE 10

         Lessor shall not be liable for any damage occasioned by failure to keep the premises in repair and shall not be liable for any damage done or occasioned by or from plumbing, gas, water, steam, or other pipes or sewerage, nor for any damages arising from acts of neglect of Lessee, sub-lessees or other occupants of the premises, with or without Lessor's consent, or of any owners or occupants of adjacent or contiguous property.

                                   ARTICLE 11

         Lessee may use the premises solely for the purpose of operating a Mexican food restaurant. Lessee shall not permit said premises to be used for any unlawful purpose or purposes that will injure the reputation of the same or the improvements thereon and will not permit the same or any portion thereof to remain vacant or unoccupied for more than one (1) month without the consent of Lessor, which consent will not be unreasonably withheld.

                                   ARTICLE 12

         Lessee shall pay, in addition to the rents above specified, all utility bills of any nature, and garbage, sewerage, and waste disposal costs and expenses levied or charged on said premises for and during the time for which this Lease is granted.

                                   ARTICLE 13

         If Lessee shall fail to pay any rental as herein provided when the same is due and payable, or if Lessee shall fail to observe, keep or perform any other provisions of this Lease required to be observed, kept or performed by Lessee, or if Lessee shall default under the Building Lease relating to the improvements on the premises entered into between Lessee and Casa Ole of Beaumont, Inc., Lessee shall be in default under this Lease and Lessee shall have twenty (20) days from and after written notice of default within which to cure same; provided if such default is of a nature that it cannot be cured within twenty (20) days and Lessee commences to cure such default within such twenty (20) day period and thereafter diligently proceeds to cure such default, the twenty (20) day period shall be extended for an additional one hundred twenty (120) days so long as Lessee is diligently proceeding in good faith to cure such default. If Lessee shall fail to cure any default as provided herein, Lessor shall have the right at its election and in addition and without prejudice to any other remedies, to declare the entire amount of rental due and payable forthwith, and/or to terminate this Lease and/or enter upon said leased premises or any part thereof either with, or without, process of law, and Lessee, or any person or persons occupying the same, may be expelled, removed or put out, using such force as may be necessary so to do, and repossess and enjoy said premises as before this Lease, without prejudice to any remedies which might otherwise be used for arrears of rent or preceding breach of covenants.

         Any repossession of said premises shall not constitute a termination of this Lease unless Lessor so notified Lessee in writing, and Lessor shall have the right, at its option, to lease the premises so repossessed to any other person or persons upon such terms and conditions as Lessor shall determine. In such event, Lessee shall be and remain liable to Lessor for the difference between the rental provided herein and the rentals so obtained from any third person, plus all costs and expenses to Lessor of repossessing and releasing said premises, and of transporting, repairing and/or otherwise handling the fixtures and equipment located thereon.

                                   ARTICLE 14

         If at any time during the term hereof, proceedings in bankruptcy shall be instituted by or against Lessee and result in an adjudication of bankruptcy, or if Lessee shall file, or any creditor shall file, or any other person shall file, any petition in bankruptcy, under the Bankruptcy Act of the United States of

America as such act is now in force, or the same may be amended or superseded, and shall be judicially approved, or a receiver of the business or assets of Lessee shall be appointed, and if such appointment be not vacated within twenty
(20) days after notice thereof to Lessee, or if a general assignment is made by Lessee or sub-lessee for the benefit of creditors, any sheriff, marshal, constable or keeper take possession thereof by authority of any attachment or execution proceedings, Lessor may at its option, in either or any of such events, without notice to Lessee or any other person or persons, immediately recapture and take possession of the leased premises and terminate this Lease, with or without process of law; such process being expressly waived by Lessee.

                                   ARTICLE 15

         In the event that greater than fifty percent (50%) of the leased premises is destroyed or significantly damaged by fire or other casualty, the Lessee shall have the right to terminate this Lease in accordance with this
Article 15, and the Lessor shall have the right to terminate this Lease in accordance with this Article 15 if fewer than five (5) years remain for the balance of this Lease and any renewals at such time. Upon such event, any party entitled to terminate the Lease must do so by giving written notice to the other party within thirty (30) days of the date that the damaged was sustained by the leased premises. If the parties do not exercise any right they have to terminate the Lease, or if less than fifty percent (50%) of the leased premises is destroyed or significantly damaged by fire or other casualty, then the Lease will not terminate and in that event Lessor shall be obligated to restore the leased premises to substantially the same condition as before the damage was sustained thereto, provided that Lessor shall not be obligated to spend any amount to restore the leased premises that exceeds the amount of insurance proceeds that Lessor receives as a result of the damage sustained to the leased premises. Lessor shall not be obligated to begin restoring the leased premises until Lessor has received the insurance proceeds payable as a result of the damage. So long as the damage to the leased premises was not caused of Lessee's negligence or intentional act, then the rent payable hereunder shall be abated during such time that the Lessee is unable to use the leased premises until they have been restored. Lessee shall not be entitled to any abatement of rent if the damage to the leased premises was caused by Lessee's negligence or intentional act.

         Regardless of the cause of any damage sustained by the leased premises, in no event shall Lessee receive or be entitled to compensation or damages from Lessor on account of any loss, whether of business, profits, property, or otherwise, or for inconvenience, annoyance or personal injury resulting from such destruction, or from or in the course of restoration, repair or reconstruction of all or any part of the buildings or improvements, nor for any loss, injury to or damage to persons or property in, upon or from the leased premises from any cause or from the termination of this Lease, as herein provided.

                                   ARTICLE 16

         Each and all of the terms, conditions, covenants and obligations hereof shall inure to the benefit of and bind the successors in interest of the parties hereto, provided that these provisions shall not be deemed to alter the provisions of Article 6 hereof.

                                   ARTICLE 17

         17.1 Total Taking. If all or substantially all of the improvements on the Leased Premises or the Leased Premises shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose (other than for temporary use or occupancy), the term of this Lease shall terminate as of the date of vesting of title (the "Date of the Taking") and, subject to a proration and apportionment of all rental and other sums due hereunder as of the Date of the Taking, no further rent shall be due hereunder.

         17.2 Partial Taking. If a part of the Leased Premises shall be so taken by condemnation, then Lessor shall give Lessee prompt written notice thereof and the part so taken shall no longer constitute part of the Leased Premises, but this Lease shall continue in force and effect as to the part not so taken; provided, however, that Lessee may elect to terminate this Lease (i) if a partial taking is more than fifty percent (50%) of the Leased Premises;
(ii) if the partial taking lasts for more than one (1) year; or (iii) if, in the good faith and mutual judgment of Lessee and Lessor, the remaining portion of the Leased Premises cannot be economically and practicably used by Lessee for the conduct of its business. Lessee shall give notice of any election to terminate to Lessor not later than sixty (60) days after notice of such taking is given by Lessor to Lessee. Upon the date specified in Lessee's notice (which shall not be more than one hundred eighty
(180) days thereafter), the term of this Lease shall terminate and, subject to a proration and apportionment of all rental and other sums due hereunder as of the Date of the Taking and such date, as applicable, no further rent shall be due hereunder. Upon a partial taking and the term of this Lease continuing in force as to any part of the Leased Premises, the rental shall be reduced proportionately based upon the part or parts of the Leased Premises and/or other parts of the improvements so taken.

         17.3 Award. Lessor shall be entitled to receive the entire award in any proceeding with respect to any taking (other than for temporary use and occupancy) provided for in this Article without deduction therefrom for any estate vested in Lessee by this Lease and Lessee shall receive no part of such award, except as hereinafter expressly provided. Lessee shall have the right to make a separate claim with the condemning authority for (i) any moving expenses incurred by Lessee as a result of such condemnation; (ii) any costs incurred and paid by Lessee in connection with any alteration or improvement made by Lessee to the Leased Premises; (iii) the value of any of Lessee's property taken; and (iv) any other separate claim which Lessee may hereafter be permitted to make, provided, however, that such separate claim shall not reduce or adversely affect the amount of the award (as hereinafter defined) to which Lessor is entitled. If Lessee shall not be permitted to make a separate claim in such proceeding, Lessor shall prosecute all claims in such proceeding on behalf of both Lessor and Lessee in which event Lessee may, if it so elects and at its expense, attend hearings, present arguments and generally participate in the conduct of the proceeding; provided, however, that if Lessor incurs any additional expense because of Lessee's exercising its rights under this sentence, Lessee will bear such additional expense.

         17.4 Temporary Taking. If all or any part of the Leased Premises shall be temporarily taken by condemnation or otherwise for any public or quasi-public use or purpose (unless Lessee shall have elected to terminate the term of this Lease in accordance with the option provided in the last sentence of this section), this Lease shall nevertheless remain in full force and effect. Lessee shall continue to be responsible for all of its obligations hereunder insofar as such obligations are not affected by such taking; provided, however, that Lessee shall not be liable for the payment of rental or other sums for the part of the Leased Premises so temporarily taken.

                                   ARTICLE 18

         No express or implied waiver of Lessor or of any default hereunder shall be in any way construed to be a waiver of any future or subsequent default of Lessee, or a waiver of any of the rights of Lessor under the terms of this Lease. If any clause or provision of this Lease is invalid or unenforceable for any reason, such clause or provision shall be deemed severable and the other clauses and provisions hereof shall remain in full force and effect and shall be enforceable to the full extent permitted by law.

                                   ARTICLE 19

         Notices and demands by either party hereto may be given by certified or registered mail, postage prepaid, addressed as follows:

LESSOR:          Harken Real Estate Company, Inc.
                 8050 Eastex Freeway
                 Beaumont, TX 77708

LESSEE:          Casa Ole Restaurants, Inc.
                 1135 Edgebrook
                 Houston, TX 77034

subject to the right of either party to designate, by notice in writing, any new address to which said notices or demands must be sent.

                                   ARTICLE 20

         Lessor shall have the right to mortgage the leased premises and this Lease shall be subordinate to any existing or future mortgage; provided, however, that the mortgage holder must agree to enter into a nondisturbance agreement with Lessee on terms reasonably acceptable to Lessee and the mortgage holder.

                                   ARTICLE 21

         This Lease shall be binding upon and inure to the benefit of the successors, assigns, heirs, administrators and executors of each of the parties hereto. The parties may concurrently herewith for recording purposes execute a short form of the within lease, the same to be acknowledged by all parties before a Notary Public. Whenever in this Lease the word "mortgage" is used, it shall be deemed to include in its use a "Deed of Trust" and shall also be deemed to include interim mortgages during construction and permanent mortgages after completion of construction.

                                   ARTICLE 22

         This Lease is subject in all events to all easements, restrictions, rights-of-way, and covenants of record affecting the leased premises, and Lessee hereby covenants to abide by all such covenants and restrictions.

                                   ARTICLE 23

         Lessor expressly reserves in favor of Lessor and its assigns a nonexclusive ingress and egress easement across the existing driveway located on the leased premises for purpose of providing Lessor and its assigns and invitees with ingress and egress to and from Lessor's property located adjacent to the leased premises. Lessee consents to and agrees to such nonexclusive easement in favor of Lessor and Lessor's assigns.

         IN WITNESS WHEREOF, the parties have hereunto set their hands effective as of the _____ day of _______________, 199__.

                                        HARKEN REAL ESTATE COMPANY, INC.

                                        By:
                                           ------------------------------
                                             Tom Harken, President

                                          LESSOR


                                        CASA OLE RESTAURANTS, INC.

                                        By:
                                           ------------------------------

                                        Title:
                                              ---------------------------

                                          LESSEE

THE STATE OF TEXAS       )
                         )
COUNTY OF JEFFERSON      )

         This instrument was acknowledged before me on the _______ day of __________________, 199___, by Tom Harken, President of Harken Real Estate Company, Inc., a Texas corporation, on behalf of said corporation.



                                           ------------------------------
                                           Notary Public, State of Texas





THE STATE OF TEXAS       )
                         )
COUNTY OF JEFFERSON      )

         This instrument was acknowledged before me on the _______ day of _____________________, 199___, by ___________________, ________________ of Casa
Ole Restaurants, Inc., a Texas corporation, on behalf of said corporation.



                                           ------------------------------
                                           Notary Public, State of Texas

                                  EXHIBIT "A"

                         DESCRIPTION OF LEASED PREMISES

                 EXHIBIT "F" TO OPTION CONTRACT AND AGREEMENT

                             FORM OF BILL OF SALE

                                  BILL OF SALE


THE STATE OF TEXAS     )
                       )          KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF JEFFERSON    )

         That CASA OLE OF BEAUMONT, INC., in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration to Grantor in hand paid by Grantee hereinafter named, the receipt of which is hereby acknowledged has, subject to all of the matters set forth or referred to herein, has BARGAINED, SOLD and DELIVERED, and by these presents does BARGAIN, SELL and DELIVER unto CASA OLE RESTAURANTS, INC., Grantee herein, all of the equipment, assets and property of Grantor's Casa Ole Restaurants located in Jasper, Texas, and in Silsbee, Texas, as more fully described in Exhibit "A" attached hereto and incorporated herein by reference (the "Property"), BUT EXCLUDING any of Grantor's existing bank accounts and cash, the land and buildings on which the restaurants are located, any of the equipment or property of Grantor located at 8050 Eastex Freeway, and the cash registers located in such restaurants.

         Ad valorem taxes with respect to the Property for the current year have been prorated as of the date hereof and Grantee assumes and agrees to pay same and to indemnify and hold Grantor harmless in respect thereof.

         BY THE ACCEPTANCE OF THIS BILL OF SALE, GRANTEE TAKES THE PROPERTY "AS IS", AND WITH ALL FAULTS, EXCEPT FOR THE WARRANTIES OF TITLE AS PROVIDED AND LIMITED HEREIN. GRANTOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS AS TO THE PHYSICAL CONDITION, MECHANICAL OPERATION, WORKING ORDER OR ANY OTHER MATTER AFFECTING OR RELATED TO THE PROPERTY AND GRANTEE HEREBY EXPRESSLY ACKNOWLEDGES THAT NO SUCH REPRESENTATIONS HAVE BEEN MADE. GRANTOR MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, AS TO THE MERCHANTABILITY,

MARKETABILITY, FITNESS OR SUITABILITY FOR A PARTICULAR PURPOSE OF OR RELATING TO THE PROPERTY. ANY IMPLIED WARRANTIES ARE EXPRESSLY DISCLAIMED AND EXCLUDED.

         When this Bill of Sale is executed by more than one person or when Grantee is more than one person, the instrument shall read as though pertinent verbs, nouns and pronouns were changed correspondingly and when executed by or to a corporation or other entity other than a natural person, the words "heirs", "executors" and "administrators" or "heirs and assigns" shall be construed to mean "successors and assigns".

         IN WITNESS WHEREOF, this Bill of Sale is executed by Grantor to be effective as of the ____ day of_________________, 199__.

                                        CASA OLE OF BEAUMONT, INC.

                                        By:
                                           ------------------------------
                                        Title:
                                              ---------------------------


RECEIVED, ACCEPTED AND AGREED TO
BY GRANTEE:

CASA OLE RESTAURANTS, INC.


By:
   --------------------------

Title:
      -----------------------

THE STATE OF TEXAS         )
                           )
COUNTY OF JEFFERSON        )

         This instrument was acknowledged before me by TOM HARKEN, President of Casa Ole of Beaumont, Inc. on this _____ day of _________________, 199__.




                                            ---------------------------------
                                            Notary Public, State of
                                                                    ---------



THE STATE OF              )
            ------------  )
COUNTY OF                 )
          --------------

         This instrument was acknowledged before me by _____________, _____________ of Casa Ole Restaurants, Inc., on this _____ day of
_________________, 199__.




                                            ---------------------------------
                                            Notary Public, State of Texas

                 EXHIBIT "G" TO OPTION CONTRACT AND AGREEMENT

                   FORM OF PURCHASER'S CLOSING CERTIFICATE

                        PURCHASER'S CLOSING CERTIFICATE

THE STATE OF TEXAS      )
                        )          KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF JEFFERSON     )

         WHEREAS, Casa Ole of Beaumont, Inc., Thomas L. Harken, Melba J. Harken and Victor M. Gonzalez (herein referred to collectively as "Sellers"), have heretofore entered into a certain Option Contract and Agreement the "Contract") with Casa Ole Restaurants, Inc. ("Purchaser"), pursuant to which Sellers have agreed to sell to Purchaser certain assets of Sellers' Casa Ole restaurants located in Jasper, Texas, and Silsbee, Texas (the "Restaurants"); and

         WHEREAS, Purchaser and Sellers now desire to consummate the transaction contemplated in the Contract.

         NOW, THEREFORE, in consideration of the premises and in compliance with the provisions of the Contract and in order to induce Sellers to consummate the transaction contemplated thereby, Purchaser hereby represents, warrants, covenants, acknowledges and agrees to and with Sellers as follows:

         1. To the best of Purchaser's knowledge, Sellers have fully and completely performed, fulfilled, accomplished, complied with and satisfied all duties, obligations, requirements, undertakings, covenants, agreements, prerequisites and conditions precedent to consummation of the transaction contemplated in the Contract which are required thereby or by law to be performed, fulfilled, accomplished, complied with or satisfied by Sellers through and including the Closing (as defined in the Contract).

         2. Purchaser hereby acknowledges timely and complete receipt of and full satisfaction with all instruments, documents and other writings required by the Contract or applicable law to be produced, provided, delivered or furnished by Sellers or any officer, director, employee, agent, attorney, principal or independent contractor of Sellers; Purchaser and Purchaser's counsel have had ample opportunity to and have examined each and every such instrument, document and other writing and all such instruments, documents and other writings are acceptable to Purchaser and Purchaser's counsel in all respects.

         3. Purchaser and Purchaser's counsel have had ample opportunity to examine and have examined each and every instrument, document and other writing required to be executed, sworn to, acknowledged and/or delivered by or on behalf of Sellers pursuant to the provisions of the Contract and all such instruments, documents and other writings are acceptable to Purchaser and Purchaser's counsel in form and content and fully comply with all requirements therefor under the Contract.

         4. Purchaser and Purchaser's counsel have received and have had ample opportunity to review, question, examine and verify Purchaser's closing statement and the information and documentation supporting each and every entry on such closing statement and all other instruments, documents and other writings prepared by or otherwise required by the Contract to be executed, sworn to, acknowledged and/or delivered by Purchaser and Purchaser and Purchaser's counsel have approved all of same and have no questions about same or objections thereto and Purchaser will execute, swear to, acknowledge and/or deliver all of same as applicable.

         5. Upon delivery by Sellers of the instruments, documents and other writings required by the Contract to be executed, sworn to, acknowledged and delivered by Sellers and payment by Sellers of the fees, costs and expenses required by the Contract to be paid by Sellers, Purchaser hereby acknowledges and agrees that Sellers have no continuing duty to Purchaser under the Contract except for those covenants, representations, warranties and agreements of Sellers which are specifically provided in the Contract to survive the Closing.

         6. Purchaser is not consummating the transaction contemplated in the Contract and is not purchasing the Business in reliance upon any representations, warranties, agreements, statements or expressions of opinions, oral or written, by any person or entity whatsoever, including, without limitation, any agent or broker, property manager, tenant, governmental official, Sellers or Sellers' employees, agents, attorneys, principals or independent contractors, unless each such representation, warranty, agreement, statement or expression of opinion is set forth in writing and signed by the person or entity responsible for or making the representation, warranty, agreement, statement or expression of opinion.

         7. Purchaser acknowledges that Sellers are relying upon each and all of the representations, statements and agreements of Purchaser set forth in this Purchaser's Closing Certificate and that but for such and all of such representations, statements and agreements and the truth and accuracy thereof, Sellers would not consummate the transaction contemplated in the Contract.

         8. All of the representations, statements and agreements of Purchaser set forth in this Purchaser's Closing Certificate are now and shall continue to be binding upon Purchaser and all of Purchaser's successors, assigns, officers, directors, employees, agents, principals, attorneys, independent contractors and all other persons and entities claiming by, through or under Purchaser or asserting, claiming or receiving any interest of any kind, type, nature or description in or to the Property or any part thereof. All of the representations, warranties, statements and agreements of Purchaser set forth in this Purchaser's Closing Certificate do now and shall continue to inure to the benefit of Sellers and all Sellers' employees, agents, principals, attorneys and independent contractors and their respective heirs, executors, administrators, successors, legal representatives and assigns.

         9. Purchaser acknowledges that Sellers have employed the law firm of Orgain, Bell & Tucker, L.L.P. to act as Sellers' attorneys in this transaction and that such attorneys have not given legal advice to Purchaser nor have they in any manner represented or attempted to represent Purchaser in this transaction.

         EXECUTED AND DELIVERED this _____ day of __________________, 199___.



                                        Casa Ole Restaurants, Inc.

                                        By:
                                           ---------------------------------

                                        Title:
                                              ------------------------------